UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21338

Virtus Convertible & Income Fund II

(Exact name of registrant as specified in charter)

101 Munson Street

        Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Kathryn L. Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

        Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: _(866) 270-7788

Date of fiscal year end:  January 31

Date of reporting period:  July 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT
July 31, 2026

Virtus Artificial Intelligence & Technology Opportunities Fund (AIO)
Virtus Convertible & Income Fund (NCV)
Virtus Convertible & Income Fund II (NCZ)
Virtus Diversified Income & Convertible Fund (ACV)
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)
Virtus Equity & Convertible Income Fund (NIE)
Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of the Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.18 per share. Prior to the June 29, 2026 pay date, the rate for AIO was $0.15 per share. In addition, the Plan currently provides for NFJ and NIE to make quarterly distributions at a rate of $0.305 per share and $0.58 per share, respectively. Prior to the June 29, 2026 pay date, the rate for NIE was $0.50 per share. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Funds will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at:

https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NFJ
https://www.virtus.com/NIE

MESSAGE TO SHAREHOLDERS

To Virtus Closed-End Fund Shareholders:
I am pleased to present this semiannual report, which presents your Fund’s performance and financial statements for the six months ended July 31, 2026.
During the six-month period, markets reacted adversely to the conflict in the Middle East and the potential impact on energy supplies. But strong corporate earnings and the continued adoption of artificial intelligence (AI) overcame these concerns. Equities, convertible securities, and high yield bonds were up for the period, as the economy continued to demonstrate strength.
Domestic equity indices posted positive returns for the six months ended July 31, 2026. U.S. large-capitalization stocks returned 8.56%, as measured by the S&P 500® Index, while small-cap stocks were up 12.82%, as measured by the Russell 2000® Index.
Convertible securities, as measured by the ICE BofA US Convertible Index, returned 9.68%. International equities were also up for the six months, with developed markets, as measured by the MSCI EAFE® Index (net), returning 6.05%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), gained 10.28%.
In fixed income markets, the yield on the 10-year Treasury was 4.75% on July 31, 2026, up from 4.26% on January 31, 2026. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 0.80% for the six-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 1.19%.
If you have any questions about your Fund or require assistance, please call our shareholder service team at 1-866-270-7788. We appreciate your business and remain committed to your long-term financial success.
Sincerely,

George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
September 2026
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

Artificial Intelligence & Technology Opportunities Fund (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2026
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of July 31, 2026, the Fund’s leverage consisted of $130 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 12% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM managed the Fund’s entire portfolio as of the date of this report. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2026?
Global equity markets moved higher for the six-month period, supported by resilient economic conditions, constructive corporate earnings, and continued enthusiasm around artificial intelligence (“AI”). Performance was led by companies tied to the AI infrastructure buildout, including areas such as semiconductors, data centers, networking, and power-related infrastructure, which remained key beneficiaries of ongoing investment in AI. In July, however, markets experienced a period of volatility, resulting in a pullback among several of the strongest-performing AI-related stocks, although broader equity markets remained relatively resilient.
U.S. corporate bond performance was mixed during the period. Credit spreads, referring to the additional yield over the yield of a government bond, widened earlier in the period as geopolitical tensions between the U.S. and Iran escalated following military strikes in late February. Spreads then narrowed meaningfully as investors grew more constructive about the prospects for de-escalation between the two countries. Spreads subsequently drifted wider again toward the end of the period as hostilities resumed. High yield bonds outperformed investment grade corporate bonds, supported by their higher income and lower interest rate sensitivity. Rising interest rates across the Treasury yield curve weighed on longer-duration fixed income assets, which created a more constructive backdrop for high yield bonds due to their lower duration profile. Duration refers to sensitivity to changes in interest rates.
What factors affected the Fund’s performance during its fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s net asset value (NAV) returned 16.01%, while its market price returned 15.78%. For the same period, the Fund’s composite benchmark, which consists of 50% MSCI All Country World Index (net) (representing equities) and 50% ICE BofA US Convertible Index (representing convertible securities), returned 8.98%. The underlying indices returned 8.13% for equities and 9.68% for convertible securities.
The Fund delivered consistent income and a positive total return for the six-month period. The portfolio benefited from strength across risk assets.
Sector exposures that contributed to absolute performance for the period included information technology and industrials. Top contributors included positions in a photonics technology company, an electronic manufacturing services provider, and a memory storage solutions provider.
Sector exposures that detracted from relative performance in the period included communication services and consumer staples. The top detractors included a satellite telecommunications company, an energy storage solutions company, and a contract research organization for the pharmaceutical industry.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.18 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Artificial Intelligence Concentration: A fund that focuses its investments in artificial intelligence-related companies, especially smaller companies, will be more volatile than companies that do not rely heavily on technology.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Artificial Intelligence & Technology Opportunities Fund (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2026
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Lower-Rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Fund focuses its investments may cause the value of the Fund to decrease.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Convertible & Income Fund (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2026
About the Fund:
Virtus Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of July 31, 2026, the Fund’s leverage consisted of $200 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 32% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM managed the Fund’s entire portfolio as of the date of this report. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2026?
Risk assets advanced amid resilient economic growth, better-than-expected corporate earnings, and continued artificial intelligence (“AI”)-related tailwinds driven by strong demand for computing power and elevated capital spending. Debates about AI monetization and return on investment, shifting U.S. Federal Reserve leadership and policy expectations, persistent geopolitical tensions involving Iran, and ongoing inflation concerns periodically drove volatility. However, investor sentiment was generally supported by continued economic resilience and strong corporate fundamental factors.
Convertible securities and high yield bonds finished higher for the six-month period ended July 31, 2026, with the ICE BofA US Convertible Index returning 9.68% and the ICE BofA US High Yield Index returning 1.11%.
Convertible securities were positively impacted by underlying stock price strength and elevated primary market activity, as most sectors advanced.
Within high yield bonds, industry gains were also widespread, higher-quality bonds outperformed, new issuance was strong, and the trailing 12-month default rate remained low.
What factors affected the Fund’s performance during its fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s net asset value (NAV) returned 10.02%, as did its market price. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA US Convertible Index (representing convertible securities) and 40% ICE BofA US High Yield Index (representing high yield bonds), returned 6.33%. The underlying indices returned 9.68% for convertible securities and 1.11% for high yield bonds.
The Fund delivered consistent income and a positive total return for the six-month period. The Fund benefited from strength across risk assets including convertible securities.
Among convertible securities, sector performance was mixed, led by technology, financials, and utilities. Within technology, multiple positions in the data storage space had a significant positive impact. Financials were aided by gains in several real estate investment trust (“REIT”) holdings, as well as an issue from a financial technology (fintech) company. Exposure to a major diversified utility operator was the largest contributor in utilities, with additional gains from issues in electric distribution and renewable energy issues. Conversely, three sectors—telecommunications, materials, and industrials—detracted from performance. Multiple issues in data center and AI infrastructure, as well as a satellite connectivity provider, negatively impacted performance in telecommunications. Performance in materials was attributable to several positions in rare earth mining and alternative energy supply. Within industrials, holdings in aerospace and building products were sources of weakness.
With respect to the Fund’s high yield allocation, energy, media content, and technology had the largest positive impact on performance for the period. In energy, exploration and production (E&P) holdings were the largest contributors. Gains in the media content industry were driven by issues from a video game developer and an entertainment studio. Strength in technology was broad, led by holdings in cybersecurity, software, and data storage. Industries that detracted from performance during the period included financial services, telecommunications, and gaming. Weakness in financial services stemmed from an underperforming issuer in consumer finance. Within telecommunications, exposure to a diversified telecom provider negatively impacted performance, as did a cloud infrastructure company. An issue from a casino operator weighed on performance in gaming.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to holders of common shares, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Convertible & Income Fund (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2026
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Lower-Rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Convertible & Income Fund II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2026
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of July 31, 2026, the Fund’s leverage consisted of $156 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 32% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM managed the Fund’s entire portfolio as of the date of this report. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2026?
Risk assets advanced amid resilient economic growth, better-than-expected corporate earnings, and continued artificial intelligence (“AI”)-related tailwinds driven by strong demand for computing power and elevated capital spending. Debates about AI monetization and return on investment, shifting U.S. Federal Reserve leadership and policy expectations, persistent geopolitical tensions involving Iran, and ongoing inflation concerns periodically drove volatility. However, investor sentiment was generally supported by continued economic resilience and strong corporate fundamental factors.
Convertible securities and high yield bonds finished higher for the six-month period ended July 31, 2026, with the ICE BofA US Convertible Index returning 9.68% and the ICE BofA US High Yield Index returning 1.11%.
Convertible securities were positively impacted by underlying stock price strength and elevated primary market activity, as most sectors advanced.
Within high yield bonds, industry gains were also widespread, higher-quality bonds outperformed, new issuance was strong, and the trailing 12-month default rate remained low.
What factors affected the Fund’s performance during its fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s net asset value (NAV) returned 10.74%, while its market price returned 12.09%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA US Convertible Index (representing convertible securities) and 40% ICE BofA US High Yield Index (representing high yield bonds), returned 6.33%. The underlying indices returned 9.68% for convertible securities and 1.11% for high yield bonds.
The Fund delivered consistent income and a positive total return for the six-month period. The Fund benefited from strength across risk assets including convertible securities.
Among convertible securities, sector performance was mixed, led by technology, financials, and utilities. Within technology, multiple positions in the data storage space had a significant positive impact. Financials were aided by gains in several real estate investment trust (“REIT”) holdings, as well as an issue from a financial technology (fintech) company. Exposure to a major diversified utility operator was the largest contributor in utilities, with additional gains from issues in electric distribution and renewable energy issues. Conversely, three sectors—telecommunications, materials, and industrials—detracted from performance. Multiple issues in data center and AI infrastructure, as well as a satellite connectivity provider, negatively impacted performance in telecommunications. Performance in materials was attributable to several positions in rare earth mining and alternative energy supply. Within industrials, holdings in aerospace and building products were sources of weakness.
With respect to the Fund’s high yield allocation, energy, media content, and technology had the largest positive impact on performance for the period. In energy, exploration and production (E&P) holdings were the largest contributors. Gains in the media content industry were driven by issues from a video game developer and an entertainment studio. Strength in technology was broad, led by holdings in cybersecurity, software, and data storage. Industries that detracted from performance during the period included financial services, telecommunications, and gaming. Weakness in financial services stemmed from an underperforming issuer in consumer finance. Within telecommunications, exposure to a diversified telecom provider negatively impacted performance, as did a cloud infrastructure company. Exposure to a casino operator weighed on performance in gaming.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to holders of common shares, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Convertible & Income Fund II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2026
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Lower-Rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2026
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of July 31, 2026, the Fund’s leverage consisted of $105 million of borrowings made pursuant to long-term senior notes and margin loan financing, which represented approximately 27% of the Fund’s total assets.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM managed the Fund’s entire portfolio as of the date of this report. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2026?
Risk assets advanced amid resilient economic growth, better-than-expected corporate earnings, and continued artificial intelligence (“AI”)-related tailwinds driven by strong demand for computing power and elevated capital spending. Debates about AI monetization and return on investment, shifting U.S. Federal Reserve leadership and policy expectations, persistent geopolitical tensions involving Iran, and ongoing inflation concerns periodically drove volatility. However, investor sentiment was generally supported by continued economic resilience and strong corporate fundamental factors.
Equities, convertible securities, and high yield bonds finished higher for the six-month period ended July 31, 2026, with the S&P 500® Index returning 8.56%, the ICE BofA US Convertible Index returning 9.68%, and the ICE BofA US High Yield Index returning 1.11%.
Equities, which benefited from strength in the technology sector, recovered from losses earlier in the reporting period and recorded multiple new all-time highs as quarterly earnings results surpassed corporate estimates.
Convertible securities were positively impacted by underlying stock price strength and elevated primary market activity, as most sectors advanced.
Within high yield bonds, industry gains were also widespread, higher-quality bonds outperformed, new issuance was strong, and the trailing 12-month default rate remained low.
What factors affected the Fund’s performance during its fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s net asset value (NAV) returned 9.09%, while its market price returned -0.16%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA US Convertible Index (representing convertible securities), 25% ICE BofA US High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned 5.68%. The underlying indices returned 9.68% for convertible securities, 1.11% for high yield bonds, and 1.86% for equities.
The Fund delivered consistent income and a positive total return for the six-month period. The Fund benefited from strength across risk assets including equities, convertible securities, and high yield bonds.
Top contributors to performance for the period were primarily linked to optimism about the AI buildout, reinforced by strong earnings reports that reflected significant demand for computing power, as well as company managements reaffirming or raising their guidance for future capital expenditures. Beneficiaries of these trends included several data storage providers, an optical components developer, a data analytics platform, and a network testing company.
Top detractors from performance included a satellite network operator that faced a setback in its deployment timeline, a cloud infrastructure company that faced competitive concerns, and a data center operator. An airframe manufacturer experienced production delays, and a battery manufacturer delivered full-year earnings guidance that was below expectations.
Most written options positions expired below the strike price and the portfolio was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.18 per common share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Diversified Income & Convertible Fund (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2026
Risk Considerations
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Lower-Rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Options: Selling call options may limit the opportunity to profit from the increase in price of the underlying asset. Selling put options risks loss if the option is exercised while the price of the underlying asset is rising. Buying options risks loss of the premium paid for those options.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2026
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
For the fiscal six months ended July 31, 2026, the Fund’s net asset value returned 15.21%, and its market price returned 17.93%. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value and 25% ICE BofA US Convertible Index returned 14.06%.
Manager Comments – Voya Investment Management Co. LLC (“Voya IM”) and NFJ Investment Group, LLC (“NFJ Investment Group”)
Voya IM manages the Fund’s convertible securities portfolio, while NFJ Investment Group manages the Fund’s equity and options portfolios. The Voya IM team and NFJ Investment Group have been working together for more than 15 years. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity and multi-asset platforms, including private markets and alternatives. The NFJ Investment Group investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ Investment Group and Voya IM and covers the Fund’s portfolio for the six months ended July 31, 2026.
NFJ Investment Group, LLC
How did the equity markets perform during the Fund’s fiscal six-month period ended July 31, 2026?
U.S. markets were volatile, with conflict in the Middle East causing oil prices to surge early in the reporting period. As tensions in the Middle East subsided and concerns over prolonged energy disruptions eased, investors shifted their attention back toward economic fundamentals, and equity markets largely rallied.
Within the Russell 1000® Value Index, the technology sector rose a remarkable 76%, followed by double-digit gains from energy and real estate equities. In contrast, the communication services sector fell into negative territory, followed by relative weakness from materials and consumer staples companies. The Cboe Volatility Index® (VIX®) began to rise at the beginning of U.S. military action against Iran and spiked to the low 30s by the end of March. While volatility largely trended downward over the rest of the reporting period, the VIX rose to over 20 in June and July.
What factors affected the performance of the Fund’s equity portfolio during the fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s equity portfolio returned 20.86% (gross of fees and expenses). For the same period, the portfolio’s benchmark, the Russell 1000® Value Index, returned 15.41%.
In the Fund’s equity sleeve, the relative outperformance was due to positive stock selection and sector allocation over the reporting period. Stock selection was strong across the energy and technology sectors. These gains were only somewhat offset by negative stock selection in the consumer discretionary and consumer staples sectors. An underweight in communication services and an overweight in technology contributed to performance. Conversely, overweight positions in financials and materials detracted from returns for the six-month period.
The Fund employs an options overlay strategy in which calls are written on a portion of the portfolio’s equity holdings. In the options sleeve, while most of the written options positions expired below the strike price and the Fund retained those set premiums, the covered-call strategy detracted from relative performance for the reporting period, given the strong performance of the underlying equity market.
Voya Investment Management (Voya IM)
How did the convertible securities markets perform during the Fund’s fiscal six-month period?
Risk assets advanced amid resilient economic growth, better-than-expected corporate earnings, and continued artificial intelligence (“AI”)-related tailwinds driven by strong demand for computing power and elevated capital spending. Debates about AI monetization and return on investment, shifting U.S. Federal Reserve leadership and policy expectations, persistent geopolitical tensions involving Iran, and ongoing inflation concerns periodically drove volatility. However, investor sentiment was generally supported by continued economic resilience and strong corporate fundamental factors.
Convertible securities were positively impacted by underlying stock price strength and elevated primary market activity, as most sectors advanced.
What factors affected the performance of the Fund’s convertible securities portfolio during the fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s convertible securities portfolio returned 9.03% (gross of fees and expenses). For the same period, the ICE BofA US Convertible Index returned 9.68%.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Dividend, Interest & Premium Strategy Fund (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2026
Among convertible securities, sector performance was mixed, led by technology, utilities, and financials. Within technology, multiple positions in the data storage space had a significant positive impact. Exposure to a major diversified utility operator was the largest contributor in utilities, with additional gains from issues in electric distribution and renewable energy issues. Financials were aided by gains in several real estate investment trust (“REIT”) holdings, as well as an issue from a financial technology (fintech) company.
Conversely, three sectors—telecommunications, materials, and industrials—detracted from performance. Multiple issues in data center and AI infrastructure, as well as a satellite connectivity provider, negatively impacted performance in telecommunications. Performance in materials was attributable to several positions in rare earth mining and alternative energy supply. Within industrials, holdings in aerospace and building products were sources of weakness.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a quarterly distribution at a rate of $0.305 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Lower-Rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Options: Selling call options may limit the opportunity to profit from the increase in price of the underlying asset. Selling put options risks loss if the option is exercised while the price of the underlying asset is rising. Buying options risks loss of the premium paid for those options.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Equity & Convertible Income Fund (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
July 31, 2026
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments - Voya Investment Management Co. LLC (“Voya IM”)
Voya IM managed the Fund’s entire portfolio as of the date of this report. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Fund’s fiscal six-month period ended July 31, 2026?
Risk assets advanced amid resilient economic growth, better-than-expected corporate earnings, and continued artificial intelligence (“AI”)-related tailwinds driven by strong demand for computing power and elevated capital spending. Debates about AI monetization and return on investment, shifting U.S. Federal Reserve leadership and policy expectations, persistent geopolitical tensions involving Iran, and ongoing inflation concerns periodically drove volatility. However, investor sentiment was generally supported by continued economic resilience and strong corporate fundamental factors.
Equities and convertible securities finished higher for the six-month period ended July 31, 2026, with the S&P 500® Index returning 8.56% and the ICE BofA US Convertible Index returning 9.68%.
Equities, which benefited from strength in the technology sector, recovered from losses earlier in the reporting period and recorded multiple new all-time highs as quarterly earnings results surpassed corporate estimates.
Convertible securities were positively impacted by underlying stock price strength and elevated primary market activity, as most sectors advanced.
What factors affected the Fund’s performance during its fiscal six-month period?
For the six months ended July 31, 2026, the Fund’s net asset value (NAV) returned 7.07%, while its market price returned 6.40%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA US Convertible Index (representing convertible securities), returned 4.97%. The underlying indices returned 1.86% for equities and 9.68% for convertible securities.
The Fund delivered consistent income and a positive total return for the six-month period. The Fund benefited from strength across risk assets including equities and convertible securities.
Top contributors to performance for the period were primarily linked to optimism about the AI buildout, reinforced by strong earnings reports that reflected significant demand for computing power, as well as company managements reaffirming or raising their guidance for future capital expenditures. Beneficiaries of these trends included several data storage providers, a semiconductor manufacturer, and an optical components developer. A consumer electronics company also contributed, benefiting from a strong earnings report, a strategic chip partnership announcement, and its rollout of an AI strategy.
Top detractors from performance included a social media company that was negatively impacted by legal headwinds and an electric vehicle manufacturer that undershot earnings expectations due to elevated operating expenses. Other detractors included a satellite network operator that faced a setback in its deployment timeline, a diabetes management holding that declined due to product recall concerns, and a data center operator.
In addition, the Fund benefited from writing covered calls as most written options positions expired below the strike price and the portfolio was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a quarterly distribution at a rate of $0.58 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

Equity & Convertible Income Fund (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
July 31, 2026
Lower-Rated Securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Options: Selling call options may limit the opportunity to profit from the increase in price of the underlying asset. Selling put options risks loss if the option is exercised while the price of the underlying asset is rising. Buying options risks loss of the premium paid for those options.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indices and certain key investment terms, see Key Investment Terms starting on page 16.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
July 31, 2026
The following tables present the portfolio holdings within certain industries as a percentage of total investments at July 31, 2026.
AIO
Common Stocks		53%
Semiconductors & Semiconductor Equipment	15%
Electronic Equipment, Instruments & Components	6
Banks	5
All other Common Stocks	27
Convertible Bonds and Notes		24
Semiconductors	8
Software	3
Health Care REITs	2
All other Convertible Bonds and Notes	11
Corporate Bonds and Notes		13
Telecommunications	2
Software	2
Diversified REITs	1
All other Corporate Bonds and Notes	8
Convertible Preferred Stocks		9
Short-Term Investment		1
Total		100%
NCV
Convertible Bonds and Notes		50%
Software	8%
Semiconductors	4
Biotechnology	3
All other Convertible Bonds and Notes	35
Corporate Bonds and Notes		31
Media	3
Financial Services	2
Telecommunications	2
All other Corporate Bonds and Notes	24
Convertible Preferred Stocks		13
Short-Term Investment		4
Common Stocks		2
Total		100%
NCZ
Convertible Bonds and Notes		52%
Software	8%
Semiconductors	4
Biotechnology	3
All other Convertible Bonds and Notes	37
Corporate Bonds and Notes		29
Media	3
Financial Services	2
Telecommunications	2
All other Corporate Bonds and Notes	22
Convertible Preferred Stocks		14
Short-Term Investment		3
Common Stocks		2
Securities Lending Collateral		0
Total		100%
ACV
Convertible Bonds and Notes		49%
Software	7%
Semiconductors	4
Electric Utilities	4
All other Convertible Bonds and Notes	34
Common Stocks		22
Semiconductors & Semiconductor Equipment	4
Technology Hardware, Storage & Peripherals	2
Banks	2
All other Common Stocks	14
Corporate Bonds and Notes		13
Media	1
Financial Services	1
Telecommunications	1
All other Corporate Bonds and Notes	10
Convertible Preferred Stocks		11
Short-Term Investment		5
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
July 31, 2026
NFJ
Common Stocks		78%
Banks	10%
Oil, Gas & Consumable Fuels	9
Capital Markets	7
All other Common Stocks	52
Convertible Bonds and Notes		16
Software	3
Semiconductors	1
Biotechnology	1
All other Convertible Bonds and Notes	11
Convertible Preferred Stocks		4
Short-Term Investment		2
Total		100%
NIE
Common Stocks		56%
Semiconductors & Semiconductor Equipment	12%
Technology Hardware, Storage & Peripherals	6
Software	4
All other Common Stocks	34
Convertible Bonds and Notes		31
Software	5
Semiconductors	2
Biotechnology	2
All other Convertible Bonds and Notes	22
Convertible Preferred Stocks		8
Short-Term Investment		5
Total		100%

KEY INVESTMENT TERMS (Unaudited)
July 31, 2026
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Cboe Volatility Index® (“VIX ®”)
The Cboe VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The Cboe VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA US Convertible Index
The ICE BofA US Convertible Index tracks the performance of publicly issued US dollar denominated convertible securities of US companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA US High Yield Index
The ICE BofA US High Yield Index tracks the performance of below investment grade US dollar denominated corporate bonds publicly issued in the US domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

KEY INVESTMENT TERMS (Unaudited) (Continued)
July 31, 2026
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high-yield bonds, currencies and commodities.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a free float-adjusted market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. All companies that have a weight greater than 4.5% in aggregate are no more than 45% of the Index and no individual company has a weight greater than 22.5% of the Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a free float-adjusted market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. All companies that have a weight greater than 4.5% in aggregate are no more than 45% of the Index and no individual company has a weight greater than 22.5% of the Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a free float-adjusted market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—27.1%
Commercial Services—0.6%
Affirm Holdings, Inc. 0.750%, 12/15/29(1)(2)	$5,165	$5,585
Computers—1.2%
Western Digital Corp. 3.000%, 11/15/28(1)	835	12,000
Diversified REITs—0.4%
Fermi, Inc. 144A 5.000%, 7/15/31(3)	3,630	3,541
Electric Utilities—1.5%
WEC Energy Group, Inc. 3.375%, 6/1/28	13,830	14,051
Electronics—1.1%
Advanced Energy Industries, Inc. 144A 0.000%, 5/15/31(3)	11,060	10,767
Entertainment—1.9%
Live Nation Entertainment, Inc. 2.875%, 1/15/30(1)	15,510	17,937
Health Care REITs—2.6%
Healthcare Realty Holdings LP 144A 3.000%, 1/15/32(3)	3,715	3,878
Welltower OP LLC 144A 3.125%, 7/15/29(1)(3)	11,690	21,551
		25,429

Internet—1.4%
Alibaba Group Holding Ltd. 0.500%, 6/1/31	3,255	4,490
Robinhood Markets, Inc. 144A 0.000%, 10/1/29(3)	6,215	5,959
Uber Technologies, Inc. 0.875%, 12/1/28(1)	2,780	3,276
		13,725

Machinery-Construction & Mining—1.9%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)(3)	6,155	8,556
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)(3)	9,820	9,463
		18,019

Oil, Gas & Consumable Fuels—0.3%
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31(1)	2,590	3,066
Semiconductors—8.4%
Amkor Technology, Inc. 144A 0.000%, 7/15/31(2)(3)	7,390	6,847
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29(1)(2)	7,185	11,647
MKS, Inc. 1.250%, 6/1/30(1)	9,035	18,499
	Par Value	Value

Semiconductors—continued
ON Semiconductor Corp. 0.500%, 3/1/29	$7,730	$8,731
Onto Innovation, Inc. 144A 0.000%, 6/1/31(3)	8,800	9,534
Semtech Corp. 144A 0.000%, 10/15/30(1)(2)(3)	6,520	9,617
SiTime Corp. 0.000%, 6/15/31	5,415	5,174
Ultra Clean Holdings, Inc. 144A 0.000%, 3/15/31(1)(3)	4,360	5,708
Veeco Instruments, Inc. 2.875%, 6/1/29(1)(2)	2,450	4,496
		80,253

Software—3.8%
Akamai Technologies, Inc. 144A 0.000%, 5/15/30(3)	8,720	8,140
Cloudflare, Inc. 0.000%, 8/15/26	9,490	13,645
Datadog, Inc. 0.000%, 12/1/29(1)	4,270	6,209
Nebius Group N.V. 144A 1.250%, 3/15/31(1)(3)	6,170	8,144
		36,138

Telecommunications—1.3%
Ciena Corp. 144A 0.000%, 9/15/31(3)	13,220	12,467
Transportation—0.7%
Knight-Swift Transportation Holdings, Inc. 144A 1.000%, 11/15/31(3)	6,225	6,782
Total Convertible Bonds and Notes (Identified Cost $224,829)		259,760

Corporate Bonds and Notes—14.0%
Commercial Services—1.0%
EquipmentShare.com, Inc. 144A 8.000%, 3/15/33(1)(2)(3)	9,320	9,391
Diversified REITs—1.2%
Iron Mountain, Inc. 144A 7.000%, 2/15/29(1)(3)	11,705	11,891
Electric Utilities—0.9%
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)(3)	8,785	8,675
Electronic Equipment, Instruments & Components—0.9%
WESCO Distribution, Inc. 144A 6.375%, 3/15/33(1)(3)	8,770	8,917
Entertainment—0.5%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)(3)	5,000	4,385
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Food & Beverage—1.0%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)(3)	$9,600	$9,627
Healthcare-Services—0.9%
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)(2)(3)	8,285	8,312
Internet—0.3%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(3)	2,985	3,030
Machinery-Construction & Mining—0.4%
Solaris Energy Infrastructure LLC 144A 6.375%, 5/15/31(1)(3)	3,920	3,851
Miscellaneous Manufacturing—1.1%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)(3)	10,585	10,735
Retail—0.8%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)(2)(3)	7,595	7,839
Software—1.7%
CoreWeave, Inc. 144A 9.250%, 6/1/30(1)(2)(3)	13,990	13,074
UKG, Inc. 144A 6.875%, 2/1/31(1)(3)	3,780	3,704
		16,778

Telecommunications—2.2%
Level 3 Financing, Inc. 144A 8.500%, 1/15/36(1)(3)	11,605	12,073
WULF Compute LLC 144A 7.750%, 10/15/30(1)(3)	8,230	8,551
		20,624

Transportation—1.1%
XPO, Inc. 144A 7.125%, 6/1/31(1)(3)	10,325	10,599
Total Corporate Bonds and Notes (Identified Cost $137,004)		134,654

	Shares
Convertible Preferred Stocks—10.5%
Aerospace & Defense—1.2%
Boeing Co. (The), 6.000%	172,255	11,508
Banks—1.7%
Wells Fargo & Co. Series L, 7.500%	13,850	16,421
Electric Utilities—1.1%
NextEra Energy, Inc., 7.375%	214,380	10,226
Interactive Media & Services—1.9%
Alphabet, Inc. Series B, 6.250%	357,105	17,927
	Shares	Value
Semiconductors & Semiconductor Equipment—1.8%
Microchip Technology, Inc., 7.500%	275,885	$17,734
Software—1.0%
Oracle Corp. Series D, 6.500%	235,125	9,847
Technology Hardware, Storage & Peripherals—1.8%
Hewlett Packard Enterprise Co., 7.625%	139,125	17,325
Total Convertible Preferred Stocks (Identified Cost $92,478)		100,988

Common Stocks—58.8%
Aerospace & Defense—2.0%
Howmet Aerospace, Inc.(1)	68,815	19,424
Air Freight & Logistics—0.7%
FedEx Corp.	20,175	6,202
Banks—5.8%
Bank of America Corp.(1)	110,770	6,862
Citigroup, Inc.	170,482	22,580
Citizens Financial Group, Inc.	125,595	8,999
JPMorgan Chase & Co.	48,170	16,946
		55,387

Capital Markets—1.4%
Morgan Stanley	65,730	13,831
Communications Equipment—2.2%
Arista Networks, Inc.(1)(4)	48,245	8,701
Lumentum Holdings, Inc.(4)	17,025	12,155
		20,856

Consumer Staples Distribution & Retail—1.7%
Costco Wholesale Corp.	2,680	2,551
Walmart, Inc.	124,180	13,809
		16,360

Diversified Telecommunication Services—0.2%
Space Exploration Technologies Corp. Class A(2)(4)	16,806	1,821
Electrical Equipment—4.3%
GE Vernova, Inc.(1)	22,110	21,895
Rockwell Automation, Inc.(1)	16,285	7,818
Vertiv Holdings Co. Class A	45,460	10,982
		40,695

Electronic Equipment, Instruments & Components—6.8%
Amphenol Corp. Class A	101,190	16,261
Celestica, Inc.(4)	45,415	15,052
Coherent Corp.(4)	37,491	9,856
Flex Ltd.(1)(4)	210,355	23,928
		65,097

Healthcare Providers & Services—3.0%
McKesson Corp.	6,030	5,163
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Healthcare Providers & Services—continued
Quest Diagnostics, Inc.(2)	36,520	$8,510
UnitedHealth Group, Inc.	36,840	15,266
		28,939

Hotels, Restaurants & Leisure—2.8%
Hilton Worldwide Holdings, Inc.(1)	59,465	19,058
Marriott International, Inc. Class A	19,610	7,311
		26,369

Insurance—0.3%
Chubb Ltd.(1)	7,945	2,786
IT Services—0.5%
Snowflake, Inc. Class A(1)(4)	16,625	4,876
Machinery—3.4%
Caterpillar, Inc.	19,600	15,970
Cummins, Inc.	4,940	3,133
Deere & Co.	7,215	4,276
Parker-Hannifin Corp.	9,825	9,595
		32,974

Pharmaceuticals—3.5%
Eli Lilly & Co.(1)	19,905	22,868
Johnson & Johnson(1)	13,835	3,547
Merck & Co., Inc.	25,495	3,319
Roche Holding AG Sponsored ADR	71,665	3,918
		33,652

Semiconductors & Semiconductor Equipment—17.2%
Applied Materials, Inc.(1)	28,195	14,314
ASML Holding N.V. Registered Shares	4,940	8,047
Broadcom, Inc.(1)	56,185	21,872
Lam Research Corp.	43,565	12,765
Micron Technology, Inc.	17,375	14,300
Monolithic Power Systems, Inc.	5,170	7,373
NVIDIA Corp.	242,950	48,772
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	69,425	28,065
Texas Instruments, Inc.	35,240	9,717
		165,225

Software—3.0%
Cadence Design Systems, Inc.(1)(4)	24,610	8,368
Crowdstrike Holdings, Inc. Class A(1)(4)	70,280	13,414
Microsoft Corp.	7,900	3,671
Palantir Technologies, Inc. Class A(4)	29,810	3,668
		29,121

Total Common Stocks (Identified Cost $406,393)		563,615

Total Long-Term Investments—110.4% (Identified Cost $860,704)		1,059,017

	Shares	Value

Short-Term Investment—1.1%
Money Market Mutual Fund—1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.562%)(5)	10,271,305	$10,271
Total Short-Term Investment (Identified Cost $10,271)		10,271

Securities Lending Collateral—0.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.557%)(5)(6)	4,862,740	4,863
Total Securities Lending Collateral (Identified Cost $4,863)		4,863

TOTAL INVESTMENTS—112.0% (Identified Cost $875,838)		$1,074,151
Other assets and liabilities, net—(12.0)%		(115,000)
NET ASSETS—100.0%		$959,151

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership

Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $166,168.
(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to a value of $265,608 or 27.7% of net assets.

(4)	Non-income producing.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(6)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	91%
Taiwan	3
Singapore	2
Netherlands	2
Canada	1
Switzerland	1
Total	100%
† % of total investments as of July 31, 2026.
For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$259,760	$—	$259,760
Corporate Bonds and Notes	134,654	—	134,654
Equity Securities:
Convertible Preferred Stocks	100,988	100,988	—
Common Stocks	563,615	563,615	—
Money Market Mutual Fund	10,271	10,271	—
Securities Lending Collateral	4,863	4,863	—
Total Investments	$1,074,151	$679,737	$394,414
There were no securities valued using significant unobservable inputs (Level 3) at July 31, 2026.
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—72.3%
Auto Manufacturers—0.8%
Rivian Automotive, Inc. 4.625%, 3/15/29	$3,051	$3,400
Biotechnology—4.7%
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,690	2,092
Bridgebio Pharma, Inc. 2.250%, 2/1/29	4,190	4,755
Celcuity, Inc. 0.250%, 8/1/32	2,315	2,394
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	2,820	3,116
Ionis Pharmaceuticals, Inc. 144A 0.000%, 12/1/30(1)	1,215	1,073
Ligand Pharmaceuticals, Inc.
144A 0.750%, 10/1/30(1)	750	1,192
144A 0.000%, 9/15/31(1)	2,215	2,349
Travere Therapeutics, Inc. 0.500%, 5/15/32	2,220	2,590
		19,561

Commercial Services—3.7%
Affirm Holdings, Inc. 0.750%, 12/15/29	4,605	4,979
Block, Inc. 0.250%, 11/1/27(2)	4,470	4,241
Global Payments, Inc. 1.500%, 3/1/31	2,400	2,213
Shift4 Payments, Inc. 0.500%, 8/1/27	4,445	4,239
		15,672

Computers—4.6%
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	545	2,118
Seagate HDD Cayman 3.500%, 6/1/28	810	8,388
Western Digital Corp. 3.000%, 11/15/28	595	8,551
		19,057

Diversified REITs—1.9%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	4,620	5,020
Fermi, Inc. 144A 5.000%, 7/15/31(1)	3,020	2,946
		7,966

Electric Utilities—4.4%
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	6,765	8,774
Ormat Technologies, Inc. Series A 144A 1.500%, 3/15/31(1)(2)	2,445	2,510
WEC Energy Group, Inc. 3.375%, 6/1/28	6,825	6,934
		18,218

	Par Value	Value

Electronics—1.4%
Advanced Energy Industries, Inc. 144A 0.000%, 5/15/31(1)	$4,085	$3,977
OSI Systems, Inc. 144A 0.500%, 2/1/31(1)	2,252	2,110
		6,087

Engineering & Construction—0.5%
Granite Construction, Inc. 3.250%, 6/15/30	1,335	2,196
Entertainment—4.6%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,565	2,376
IMAX Corp. 144A 0.750%, 11/15/30(1)	2,950	3,795
Live Nation Entertainment, Inc.
2.875%, 1/15/30	9,450	10,929
144A 2.875%, 10/15/31(1)	2,165	2,336
		19,436

Financial Services—3.2%
Coinbase Global, Inc. 144A 0.000%, 10/1/29(1)	4,860	4,189
Dave, Inc. 144A 0.000%, 4/1/31(1)	2,085	3,209
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	2,195	1,644
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	1,925	1,918
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,800	2,308
		13,268

Food & Beverage—0.8%
Chefs’ Warehouse, Inc. (The) 2.375%, 12/15/28	1,320	3,510
Health Care REITs—3.2%
Healthcare Realty Holdings LP 144A 3.000%, 1/15/32(1)	2,935	3,064
Welltower OP LLC 144A 3.125%, 7/15/29(1)	5,555	10,241
		13,305

Healthcare-Products—1.6%
Guardant Health, Inc. 144A 0.000%, 5/15/33(1)	4,281	6,625
Industrial REITs—0.6%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	2,335	2,326
Internet—2.2%
DoorDash, Inc. 0.000%, 5/15/30	2,615	2,635
Robinhood Markets, Inc. 144A 0.000%, 10/1/29(1)	3,975	3,811
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Internet—continued
Uber Technologies, Inc. 0.000%, 5/15/28	$2,490	$2,784
		9,230

Investment Companies—3.8%
Cipher Digital, Inc. 144A 0.000%, 10/1/31(1)	2,200	3,614
IREN Ltd. 144A 0.000%, 7/1/31(1)	5,280	4,018
Riot Platforms, Inc. 0.750%, 1/15/30(2)	2,120	3,353
Terawulf, Inc. 144A 0.000%, 5/1/32(1)(2)	4,195	5,000
		15,985

Leisure Time—0.5%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	2,190	2,011
Machinery-Construction & Mining—1.6%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	2,755	3,829
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	3,180	3,065
		6,894

Mining—1.2%
Almonty Industries, Inc. 144A 2.250%, 7/1/31(1)	3,120	2,789
MP Materials Corp. 144A 3.000%, 3/1/30(1)	1,050	2,142
		4,931

Miscellaneous Manufacturing—0.7%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,735	2,746
Oil, Gas & Consumable Fuels—1.3%
Crescent Energy Co. 144A 2.750%, 3/15/31(1)	2,700	2,855
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	2,085	2,468
		5,323

Pharmaceuticals—1.6%
Indivior Pharmaceuticals, Inc. 144A 0.625%, 3/15/31(1)	1,860	2,216
Jazz Investments I Ltd. 3.125%, 9/15/30(2)	2,475	4,357
		6,573

Real Estate—0.7%
Compass, Inc. 144A 0.250%, 4/15/31(1)	3,030	3,158
	Par Value	Value

Retail—0.8%
Burlington Stores, Inc. 1.250%, 12/15/27	$1,790	$3,247
Semiconductors—5.6%
Amkor Technology, Inc. 144A 0.000%, 7/15/31(1)(2)	3,945	3,655
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29	1,445	2,342
MKS, Inc. 1.250%, 6/1/30	1,035	2,119
ON Semiconductor Corp.
0.500%, 3/1/29	3,120	3,524
144A 0.000%, 5/1/31(1)	3,560	3,311
Semtech Corp. 144A 0.000%, 10/15/30(1)	1,110	1,637
SiTime Corp. 0.000%, 6/15/31	3,015	2,881
Ultra Clean Holdings, Inc. 144A 0.000%, 3/15/31(1)	3,045	3,987
		23,456

Shopping Centers REITs—1.0%
Kimco Realty OP LLC 144A 3.500%, 6/15/31(1)(2)	4,065	4,144
Software—10.9%
Akamai Technologies, Inc.
0.375%, 9/1/27	5,350	6,361
144A 0.000%, 5/15/30(1)	6,355	5,932
BILL Holdings, Inc. 0.000%, 4/1/30	2,090	1,833
Cloudflare, Inc.
0.000%, 8/15/26	2,155	3,099
0.000%, 6/15/30	4,490	6,214
Datadog, Inc. 0.000%, 12/1/29	3,840	5,583
DigitalOcean Holdings, Inc. 144A 0.000%, 8/15/30(1)	630	1,944
Nebius Group N.V. 144A 1.250%, 3/15/31(1)	1,895	2,501
Snowflake, Inc. 0.000%, 10/1/27(2)	4,485	8,530
Strategy, Inc. 0.000%, 12/1/29	4,005	3,525
		45,522

Telecommunications—2.6%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,502	1,294
Ciena Corp. 144A 0.000%, 9/15/31(1)	5,470	5,158
Keel Infrastructure Corp. 144A 1.250%, 1/15/32(1)	2,985	2,732
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	620	1,736
		10,920

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Transportation—1.8%
Knight-Swift Transportation Holdings, Inc. 144A 1.000%, 11/15/31(1)	$4,170	$4,543
Scorpio Tankers, Inc. 144A 1.750%, 4/15/31(1)(2)	2,850	3,012
		7,555

Total Convertible Bonds and Notes (Identified Cost $266,322)		302,322

Corporate Bonds and Notes—44.8%
Aerospace & Defense—2.2%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	1,930	1,972
Bombardier, Inc. 144A 6.750%, 6/15/33(1)	3,100	3,193
TransDigm, Inc.
144A 6.750%, 1/31/34(1)	2,135	2,170
144A 6.125%, 7/31/34(1)	1,910	1,888
		9,223

Auto Components—0.4%
Goodyear Tire & Rubber Co. (The) 8.875%, 7/15/32(2)	1,595	1,637
Automotive Parts & Equipment—2.3%
Adient Global Holdings Ltd. 144A 7.500%, 2/15/33(1)(2)	2,165	2,234
American Axle & Manufacturing, Inc. 144A 7.750%, 10/15/33(1)	2,640	2,600
Clarios Global LP 144A 6.750%, 9/15/32(1)	1,555	1,567
Garrett Motion Holdings, Inc. 144A 7.750%, 5/31/32(1)	1,500	1,559
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	1,575	1,579
		9,539

Biotechnology—0.5%
GENMAB A/S 144A 7.250%, 12/15/33(1)(2)	1,985	2,047
Building Materials—1.5%
Ameritex Holdco Intermediate LLC 144A 7.625%, 8/15/33(1)	1,415	1,457
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	1,620	1,611
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	3,125	3,166
		6,234

Chemicals—0.8%
Celanese U.S. Holdings LLC 6.750%, 4/15/33(2)	1,575	1,605
Chemours Co. (The) 144A 7.875%, 3/15/34(1)	2,015	1,961
		3,566

	Par Value	Value

Commercial Services—2.7%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	$1,615	$1,613
Deluxe Corp. 144A 8.000%, 6/1/29(1)	1,055	1,064
EquipmentShare.com, Inc.
144A 8.000%, 3/15/33(1)(2)	2,020	2,035
144A 7.125%, 7/1/34(1)	1,055	1,008
Herc Holdings, Inc. 144A 7.250%, 6/15/33(1)(2)	2,035	2,100
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	2,010	2,013
Williams Scotsman, Inc. 144A 6.625%, 4/15/30(1)	1,535	1,569
		11,402

Computers—0.6%
CACI International, Inc. 144A 6.375%, 6/15/33(1)	1,105	1,113
McAfee Corp. 144A 7.375%, 2/15/30(1)	1,415	1,200
		2,313

Containers & Packaging—0.8%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/30(1)	1,585	1,616
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(2)	1,655	1,567
		3,183

Diversified REITs—0.9%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	1,520	1,544
144A 6.250%, 1/15/33(1)	2,050	2,058
		3,602

Electric Utilities—1.1%
NRG Energy, Inc. 144A 6.250%, 11/1/34(1)	2,665	2,658
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)	2,025	2,000
		4,658

Electronic Equipment, Instruments & Components—0.6%
WESCO Distribution, Inc.
144A 6.375%, 3/15/33(1)	1,025	1,042
144A 5.500%, 4/15/34(1)	1,600	1,555
		2,597

Engineering & Construction—0.3%
Granite Construction, Inc. 144A 6.375%, 6/15/34(1)	1,065	1,062
Entertainment—1.9%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	2,340	2,052
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	1,090	1,103
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Entertainment—continued
Light & Wonder International, Inc. 144A 6.250%, 10/1/33(1)	$1,610	$1,582
Penn Entertainment, Inc. 144A 6.750%, 4/1/31(1)	1,030	1,034
Pioneer Opco LLC 144A 7.000%, 5/15/33(1)	1,065	1,075
Starz Capital Holdings 1, Inc. 144A 6.000%, 4/15/30(1)	1,025	988
		7,834

Environmental Services—0.6%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	1,520	1,538
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	1,035	1,049
		2,587

Financial Services—3.1%
Navient Corp. 7.875%, 6/15/32	1,170	1,096
OneMain Finance Corp.
7.125%, 9/15/32	2,080	2,102
6.750%, 9/15/33	1,080	1,063
PennyMac Financial Services, Inc.
144A 7.875%, 12/15/29(1)	1,025	1,052
144A 6.875%, 2/15/33(1)	1,060	1,006
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	1,085	1,099
Rocket Cos., Inc.
144A 7.125%, 2/1/32(1)	1,955	2,004
144A 6.375%, 8/1/33(1)	2,015	2,027
WS Escrow LLC 144A 7.750%, 6/1/33(1)(2)	1,600	1,655
		13,104

Food & Beverage—1.1%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	1,575	1,579
Post Holdings, Inc.
144A 6.375%, 3/1/33(1)	2,190	2,157
144A 6.250%, 10/15/34(1)	1,060	1,031
		4,767

Healthcare-Services—2.0%
Concentra Health Services, Inc. 144A 6.875%, 7/15/32(1)	2,195	2,257
DaVita, Inc. 144A 6.750%, 7/15/33(1)(2)	2,090	2,143
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)	1,705	1,735
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)	2,200	2,207
		8,342

Home Furnishings—0.4%
Whirlpool Corp. 144A 7.875%, 7/1/34(1)	1,585	1,498
	Par Value	Value

Housewares—0.4%
Newell Brands, Inc. 144A 8.500%, 6/1/28(1)	$1,510	$1,576
Insurance—1.2%
Asurion LLC
144A 8.000%, 12/31/32(1)	1,050	1,062
144A 8.375%, 2/1/34(1)	1,070	975
CRC Insurance Group LLC 144A 7.125%, 6/1/31(1)	2,920	2,915
		4,952

Internet—1.3%
Gen Digital, Inc. 144A 6.250%, 4/1/33(1)	3,205	3,155
Snap, Inc. 144A 6.875%, 3/1/33(1)	1,085	1,060
Wayfair LLC 144A 6.750%, 11/15/32(1)	1,065	1,084
		5,299

Iron & Steel—0.9%
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)	2,630	2,661
Commercial Metals Co. 144A 6.000%, 12/15/35(1)	1,030	1,012
		3,673

Leisure Time—1.1%
Acushnet Co. 144A 5.625%, 12/1/33(1)	1,110	1,088
Carnival Corp., Ltd. 144A 5.750%, 8/1/32(1)	1,125	1,115
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	2,665	2,612
		4,815

Machinery-Construction & Mining—0.2%
Solaris Energy Infrastructure LLC 144A 6.375%, 5/15/31(1)	1,070	1,051
Media—4.0%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	1,700	1,689
144A 7.375%, 3/1/31(1)(2)	2,105	2,097
DIRECTV Financing LLC 144A 8.875%, 2/1/30(1)	2,020	2,057
Gray Media, Inc. 144A 9.625%, 7/15/32(1)	1,555	1,572
Nexstar Media, Inc. 144A 7.250%, 4/15/34(1)	2,130	2,135
Paramount Global 6.875%, 4/30/36(2)	2,845	2,600
Sirius XM Radio LLC 144A 5.875%, 4/15/32(1)	2,725	2,674
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Media—continued
Versant Media Group, Inc. 144A 7.250%, 1/30/31(1)	$2,020	$2,082
		16,906

Mining—0.2%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	1,005	1,044
Miscellaneous Manufacturing—0.4%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)	1,565	1,587
Oil, Gas & Consumable Fuels—2.6%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,715	1,762
CNX Resources Corp. 144A 7.375%, 1/15/31(1)	2,050	2,095
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,475	1,520
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	1,450	1,476
SM Energy Co.
144A 7.000%, 8/1/32(1)	1,115	1,133
144A 6.625%, 4/15/34(1)	1,095	1,088
Sunoco LP 144A 6.250%, 7/1/33(1)	1,610	1,613
		10,687

Pipelines—0.9%
Delek Logistics Partners LP 144A 6.875%, 6/1/34(1)(2)	1,070	1,075
Venture Global LNG, Inc.
144A 7.000%, 1/15/30(1)	1,055	1,072
144A 6.625%, 6/15/36(1)	1,600	1,568
		3,715

Real Estate—0.2%
Anywhere Real Estate Group LLC 144A 7.000%, 4/15/30(1)	1,045	1,053
Retail—1.1%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)	2,020	2,085
Bath & Body Works, Inc. 6.875%, 11/1/35(2)	1,070	1,082
Petco Health & Wellness Co., Inc. 144A 8.250%, 2/1/31(1)	1,465	1,469
		4,636

Software—1.7%
Cloud Software Group LLC 144A 6.500%, 3/31/29(1)	2,150	2,101
CoreWeave, Inc. 144A 9.000%, 2/1/31(1)(2)	1,570	1,417
OAK-Eagle Acquireco, Inc. 144A 8.750%, 7/1/34(1)	2,585	2,723
	Par Value	Value

Software—continued
UKG, Inc. 144A 6.875%, 2/1/31(1)	$1,070	$1,049
		7,290

Telecommunications—3.1%
APLD ComputeCo 2 LLC 144A 6.750%, 3/15/31(1)	1,675	1,637
Cipher Compute LLC 144A 7.125%, 11/15/30(1)	1,495	1,525
Level 3 Financing, Inc.
144A 8.500%, 1/15/36(1)	1,430	1,488
144A 7.500%, 2/15/37(1)	2,070	2,056
Meridian Arc Holdco LLC 144A 6.250%, 4/30/31(1)	1,615	1,552
Vmed O2 UK Financing I plc 144A 7.750%, 4/15/32(1)	3,150	2,649
WULF Compute LLC 144A 7.750%, 10/15/30(1)	2,020	2,099
		13,006

Transportation—1.7%
FTAI Aviation Investors LLC 144A 7.875%, 12/1/30(1)	2,565	2,673
Stonepeak Nile Parent LLC 144A 7.250%, 3/15/32(1)	1,510	1,556
XPO, Inc. 144A 7.125%, 6/1/31(1)	2,650	2,720
		6,949

Total Corporate Bonds and Notes (Identified Cost $188,289)		187,434

	Shares
Convertible Preferred Stocks—19.1%
Aerospace & Defense—3.0%
Boeing Co. (The), 6.000%	138,090	9,226
VSE Corp., 5.750%	61,060	3,100
		12,326

Banks—2.5%
Wells Fargo & Co. Series L, 7.500%	8,865	10,511
Electric Utilities—3.4%
NextEra Energy, Inc., 7.299%	32,870	1,749
PG&E Corp. Series A, 6.000%	117,870	4,999
Southern Co. (The) Series A, 7.125%(2)	148,005	7,348
		14,096

Healthcare Providers & Services—0.9%
BrightSpring Health Services, Inc., 6.750%	18,545	3,699
Interactive Media & Services—6.1%
Alphabet, Inc. Series B, 6.250%	509,045	25,554
Semiconductors & Semiconductor Equipment—1.5%
Microchip Technology, Inc., 7.500%	100,210	6,442
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Software—0.6%
Oracle Corp. Series D, 6.500%	59,435	$2,489
Technology Hardware, Storage & Peripherals—1.1%
Hewlett Packard Enterprise Co., 7.625%	37,056	4,615
Total Convertible Preferred Stocks (Identified Cost $70,908)		79,732

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(3)(4)(5)	4,196	—
Total Preferred Stock (Identified Cost $411)		—

Common Stocks—2.3%
Banks—2.3%
CCF Holdings LLC(3)(4)	7,808,320	8,589
CCF Holdings LLC Class M(3)(4)	879,959	968
		9,557

Consumer Finance—0.0%
Erickson, Inc.(3)(4)	8,295	—
Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)	90,407	—
Total Common Stocks (Identified Cost $30,173)		9,557

Warrant—0.3%
Banks—0.3%
CCF Holdings LLC, 3/25/27(3)(4)	1,455,681	1,092
Total Warrant (Identified Cost $—)		1,092

Total Long-Term Investments—138.8% (Identified Cost $556,103)		580,137

Short-Term Investment—5.2%
Money Market Mutual Fund—5.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.562%)(6)	21,802,126	21,802
Total Short-Term Investment (Identified Cost $21,802)		21,802

TOTAL INVESTMENTS—144.0% (Identified Cost $577,905)		$601,939
Other assets and liabilities, net—(20.1)%		(83,929)
Cumulative Preferred Shares—(23.9)%		(100,000)
NET ASSETS—100.0%		$418,010

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to a value of $331,155 or 79.2% of net assets.

(2)	All or a portion of security is on loan pursuant to the Liquidity Facility. The value of securities segregated as collateral is $599,050.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Non-income producing.
(5)	Security is restricted from resale.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	92%
Canada	2
Bermuda	2
Cayman Islands	1
Australia	1
Marshall Islands	1
United Kingdom	1
Total	100%
† % of total investments as of July 31, 2026.
For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$302,322	$—	$302,322	$—
Corporate Bonds and Notes	187,434	—	187,434	—
Equity Securities:
Convertible Preferred Stocks	79,732	79,732	—	—
Preferred Stock	— (1)	—	—	— (1)
Common Stocks	9,557	—	—	9,557 (1)
Warrant	1,092	—	—	1,092
Money Market Mutual Fund	21,802	21,802	—	—
Total Investments	$601,939	$101,534	$489,756	$10,649

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Preferred Stock	Common Stocks	Warrants
Investments in Securities
Balance as of January 31, 2026:	$443	$— (a)	$443 (a)	$— (a)
Net change in unrealized appreciation (depreciation)(b)	10,206	—	9,114	1,092
Balance as of July 31, 2026	$10,649	$— (a)	$9,557 (a)	$1,092
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at July 31, 2026, was $10,206.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2026:
Investments in Securities – Assets	Ending Balance at July 31, 2026	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Common Stocks:
CCF Holdings LLC	$8,589	Company Comparables	EV Multiples	1.19x (0.88x - 1.76x) 5.52x (4.60x - 6.48x) 0.46x (0.16x - 0.96x)	Increase
		Pending Merger Comparables	EV Multiples	11.87x (5.15x - 27.75x) 9.20x (5.02x - 12.74x) 8.06x (4.77x - 11.02x)	Increase

CCF Holdings LLC Class M	$968	Company Comparables	EV Multiples	1.19x (0.88x - 1.76x) 5.52x (4.60x - 6.48x) 0.46x (0.16x - 0.96x)	Increase
		Pending Merger Comparables	EV Multiples	11.87x (5.15x - 27.75x) 9.20x (5.02x - 12.74x) 8.06x (4.77x - 11.02x)	Increase

Warrant:
CCF Holdings LLC	$1,092	Black-Scholes Model	Volatility	42.56% (39.4% - 44.5%)	Increase

a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—75.3%
Auto Manufacturers—0.9%
Rivian Automotive, Inc. 4.625%, 3/15/29	$2,433	$2,711
Biotechnology—4.9%
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,380	1,708
Bridgebio Pharma, Inc. 2.250%, 2/1/29	3,345	3,796
Celcuity, Inc. 0.250%, 8/1/32	1,850	1,913
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	2,250	2,486
Ionis Pharmaceuticals, Inc. 144A 0.000%, 12/1/30(1)	965	852
Ligand Pharmaceuticals, Inc.
144A 0.750%, 10/1/30(1)	595	946
144A 0.000%, 9/15/31(1)	1,770	1,877
Travere Therapeutics, Inc. 0.500%, 5/15/32	1,770	2,065
		15,643

Commercial Services—3.9%
Affirm Holdings, Inc. 0.750%, 12/15/29(2)	3,675	3,974
Block, Inc. 0.250%, 11/1/27	3,565	3,382
Global Payments, Inc. 1.500%, 3/1/31	1,910	1,761
Shift4 Payments, Inc. 0.500%, 8/1/27	3,545	3,381
		12,498

Computers—4.8%
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	435	1,691
Seagate HDD Cayman 3.500%, 6/1/28	645	6,679
Western Digital Corp. 3.000%, 11/15/28	475	6,826
		15,196

Diversified REITs—2.0%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	3,685	4,004
Fermi, Inc. 144A 5.000%, 7/15/31(1)(2)	2,410	2,351
		6,355

Electric Utilities—4.5%
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	5,395	6,997
Ormat Technologies, Inc. Series A 144A 1.500%, 3/15/31(1)	1,955	2,007
WEC Energy Group, Inc. 3.375%, 6/1/28	5,445	5,532
		14,536

	Par Value	Value

Electronics—1.5%
Advanced Energy Industries, Inc. 144A 0.000%, 5/15/31(1)	$3,260	$3,174
OSI Systems, Inc. 144A 0.500%, 2/1/31(1)(2)	1,797	1,684
		4,858

Engineering & Construction—0.6%
Granite Construction, Inc. 3.250%, 6/15/30	1,065	1,752
Entertainment—4.8%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,045	1,894
IMAX Corp. 144A 0.750%, 11/15/30(1)	2,350	3,023
Live Nation Entertainment, Inc.
2.875%, 1/15/30	7,545	8,726
144A 2.875%, 10/15/31(1)	1,730	1,866
		15,509

Financial Services—3.3%
Coinbase Global, Inc. 144A 0.000%, 10/1/29(1)	3,885	3,349
Dave, Inc. 144A 0.000%, 4/1/31(1)	1,660	2,555
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	1,755	1,314
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	1,535	1,529
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,435	1,840
		10,587

Food & Beverage—0.9%
Chefs’ Warehouse, Inc. (The) 2.375%, 12/15/28	1,060	2,819
Health Care REITs—3.3%
Healthcare Realty Holdings LP 144A 3.000%, 1/15/32(1)	2,345	2,448
Welltower OP LLC 144A 3.125%, 7/15/29(1)	4,430	8,167
		10,615

Healthcare-Products—1.7%
Guardant Health, Inc. 144A 0.000%, 5/15/33(1)	3,413	5,282
Industrial REITs—0.6%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,865	1,858
Internet—2.3%
DoorDash, Inc. 0.000%, 5/15/30	2,085	2,101
Robinhood Markets, Inc. 144A 0.000%, 10/1/29(1)(2)	3,175	3,044
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Internet—continued
Uber Technologies, Inc. 0.000%, 5/15/28	$1,985	$2,219
		7,364

Investment Companies—4.0%
Cipher Digital, Inc. 144A 0.000%, 10/1/31(1)	1,755	2,883
IREN Ltd. 144A 0.000%, 7/1/31(1)	4,210	3,204
Riot Platforms, Inc. 0.750%, 1/15/30	1,690	2,673
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	3,345	3,987
		12,747

Leisure Time—0.5%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	1,750	1,607
Machinery-Construction & Mining—1.7%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	2,200	3,058
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,535	2,443
		5,501

Mining—1.2%
Almonty Industries, Inc. 144A 2.250%, 7/1/31(1)	2,495	2,230
MP Materials Corp. 144A 3.000%, 3/1/30(1)	835	1,703
		3,933

Miscellaneous Manufacturing—0.7%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,180	2,189
Oil, Gas & Consumable Fuels—1.3%
Crescent Energy Co. 144A 2.750%, 3/15/31(1)	2,155	2,279
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,665	1,971
		4,250

Pharmaceuticals—1.6%
Indivior Pharmaceuticals, Inc. 144A 0.625%, 3/15/31(1)	1,485	1,769
Jazz Investments I Ltd. 3.125%, 9/15/30(2)	1,975	3,477
		5,246

Real Estate—0.8%
Compass, Inc. 144A 0.250%, 4/15/31(1)	2,415	2,517
	Par Value	Value

Retail—0.8%
Burlington Stores, Inc. 1.250%, 12/15/27	$1,430	$2,594
Semiconductors—5.8%
Amkor Technology, Inc. 144A 0.000%, 7/15/31(1)	3,145	2,914
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29	1,150	1,864
MKS, Inc. 1.250%, 6/1/30	825	1,689
ON Semiconductor Corp.
0.500%, 3/1/29	2,490	2,813
144A 0.000%, 5/1/31(1)	2,840	2,641
Semtech Corp. 144A 0.000%, 10/15/30(1)	885	1,305
SiTime Corp. 0.000%, 6/15/31	2,405	2,298
Ultra Clean Holdings, Inc. 144A 0.000%, 3/15/31(1)	2,425	3,175
		18,699

Shopping Centers REITs—1.0%
Kimco Realty OP LLC 144A 3.500%, 6/15/31(1)(2)	3,245	3,308
Software—11.3%
Akamai Technologies, Inc.
0.375%, 9/1/27	4,265	5,071
144A 0.000%, 5/15/30(1)	5,065	4,728
BILL Holdings, Inc. 0.000%, 4/1/30	1,670	1,465
Cloudflare, Inc.
0.000%, 8/15/26	1,715	2,466
0.000%, 6/15/30	3,575	4,947
Datadog, Inc. 0.000%, 12/1/29	3,065	4,457
DigitalOcean Holdings, Inc. 144A 0.000%, 8/15/30(1)	505	1,558
Nebius Group N.V. 144A 1.250%, 3/15/31(1)	1,510	1,993
Snowflake, Inc. 0.000%, 10/1/27(2)	3,580	6,809
Strategy, Inc. 0.000%, 12/1/29	3,195	2,812
		36,306

Telecommunications—2.7%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,197	1,031
Ciena Corp. 144A 0.000%, 9/15/31(1)	4,360	4,111
Keel Infrastructure Corp. 144A 1.250%, 1/15/32(1)	2,380	2,179
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	495	1,386
		8,707

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Transportation—1.9%
Knight-Swift Transportation Holdings, Inc. 144A 1.000%, 11/15/31(1)	$3,325	$3,623
Scorpio Tankers, Inc. 144A 1.750%, 4/15/31(1)(2)	2,275	2,404
		6,027

Total Convertible Bonds and Notes (Identified Cost $212,530)		241,214

Corporate Bonds and Notes—42.1%
Aerospace & Defense—2.1%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	1,400	1,430
Bombardier, Inc. 144A 6.750%, 6/15/33(1)	2,205	2,271
TransDigm, Inc.
144A 6.750%, 1/31/34(1)	1,540	1,565
144A 6.125%, 7/31/34(1)	1,375	1,360
		6,626

Auto Components—0.4%
Goodyear Tire & Rubber Co. (The) 8.875%, 7/15/32(2)	1,150	1,180
Automotive Parts & Equipment—2.1%
Adient Global Holdings Ltd. 144A 7.500%, 2/15/33(1)	1,565	1,615
American Axle & Manufacturing, Inc. 144A 7.750%, 10/15/33(1)	1,900	1,871
Clarios Global LP 144A 6.750%, 9/15/32(1)	1,120	1,128
Garrett Motion Holdings, Inc. 144A 7.750%, 5/31/32(1)	1,080	1,123
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	1,135	1,138
		6,875

Biotechnology—0.5%
GENMAB A/S 144A 7.250%, 12/15/33(1)	1,415	1,459
Building Materials—1.4%
Ameritex Holdco Intermediate LLC 144A 7.625%, 8/15/33(1)	1,025	1,055
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	1,170	1,163
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	2,250	2,280
		4,498

Chemicals—0.8%
Celanese U.S. Holdings LLC 6.750%, 4/15/33(2)	1,135	1,157
Chemours Co. (The) 144A 7.875%, 3/15/34(1)	1,455	1,416
		2,573

	Par Value	Value

Commercial Services—2.6%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)(2)	$1,165	$1,163
Deluxe Corp. 144A 8.000%, 6/1/29(1)	760	766
EquipmentShare.com, Inc.
144A 8.000%, 3/15/33(1)(2)	1,455	1,466
144A 7.125%, 7/1/34(1)	760	726
Herc Holdings, Inc. 144A 7.250%, 6/15/33(1)(2)	1,465	1,512
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	1,445	1,447
Williams Scotsman, Inc. 144A 6.625%, 4/15/30(1)	1,105	1,130
		8,210

Computers—0.5%
CACI International, Inc. 144A 6.375%, 6/15/33(1)	795	801
McAfee Corp. 144A 7.375%, 2/15/30(1)	1,020	865
		1,666

Containers & Packaging—0.7%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/30(1)	1,140	1,163
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(2)	1,195	1,131
		2,294

Diversified REITs—0.8%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	1,095	1,112
144A 6.250%, 1/15/33(1)	1,460	1,466
		2,578

Electric Utilities—1.1%
NRG Energy, Inc. 144A 6.250%, 11/1/34(1)	1,925	1,920
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)	1,470	1,452
		3,372

Electronic Equipment, Instruments & Components—0.6%
WESCO Distribution, Inc.
144A 6.375%, 3/15/33(1)	740	752
144A 5.500%, 4/15/34(1)	1,155	1,122
		1,874

Engineering & Construction—0.2%
Granite Construction, Inc. 144A 6.375%, 6/15/34(1)	765	763
Entertainment—1.8%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)(2)	1,685	1,478
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	790	799
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Entertainment—continued
Light & Wonder International, Inc. 144A 6.250%, 10/1/33(1)	$1,155	$1,135
Penn Entertainment, Inc. 144A 6.750%, 4/1/31(1)	750	753
Pioneer Opco LLC 144A 7.000%, 5/15/33(1)	770	777
Starz Capital Holdings 1, Inc. 144A 6.000%, 4/15/30(1)	735	708
		5,650

Environmental Services—0.6%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	1,100	1,113
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	745	755
		1,868

Financial Services—2.9%
Navient Corp. 7.875%, 6/15/32(2)	845	792
OneMain Finance Corp.
7.125%, 9/15/32	1,500	1,516
6.750%, 9/15/33	780	767
PennyMac Financial Services, Inc.
144A 7.875%, 12/15/29(1)	740	760
144A 6.875%, 2/15/33(1)	765	726
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	785	795
Rocket Cos., Inc.
144A 7.125%, 2/1/32(1)	1,420	1,455
144A 6.375%, 8/1/33(1)	1,450	1,458
WS Escrow LLC 144A 7.750%, 6/1/33(1)	1,150	1,190
		9,459

Food & Beverage—1.1%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	1,090	1,093
Post Holdings, Inc.
144A 6.375%, 3/1/33(1)	1,560	1,536
144A 6.250%, 10/15/34(1)	765	744
		3,373

Healthcare-Services—1.9%
Concentra Health Services, Inc. 144A 6.875%, 7/15/32(1)	1,585	1,630
DaVita, Inc. 144A 6.750%, 7/15/33(1)(2)	1,505	1,543
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)	1,230	1,252
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)	1,580	1,585
		6,010

Home Furnishings—0.3%
Whirlpool Corp. 144A 7.875%, 7/1/34(1)	1,140	1,078
	Par Value	Value

Housewares—0.4%
Newell Brands, Inc. 144A 8.500%, 6/1/28(1)	$1,085	$1,132
Insurance—1.1%
Asurion LLC
144A 8.000%, 12/31/32(1)	755	764
144A 8.375%, 2/1/34(1)	770	701
CRC Insurance Group LLC 144A 7.125%, 6/1/31(1)	2,085	2,081
		3,546

Internet—1.2%
Gen Digital, Inc. 144A 6.250%, 4/1/33(1)	2,310	2,274
Snap, Inc. 144A 6.875%, 3/1/33(1)	780	762
Wayfair LLC 144A 6.750%, 11/15/32(1)	770	784
		3,820

Iron & Steel—0.8%
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)	1,895	1,918
Commercial Metals Co. 144A 6.000%, 12/15/35(1)	740	727
		2,645

Leisure Time—1.1%
Acushnet Co. 144A 5.625%, 12/1/33(1)	800	784
Carnival Corp., Ltd. 144A 5.750%, 8/1/32(1)	810	803
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	1,920	1,882
		3,469

Machinery-Construction & Mining—0.2%
Solaris Energy Infrastructure LLC 144A 6.375%, 5/15/31(1)	770	756
Media—3.8%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	1,245	1,237
144A 7.375%, 3/1/31(1)(2)	1,520	1,514
DIRECTV Financing LLC 144A 8.875%, 2/1/30(1)	1,455	1,482
Gray Media, Inc. 144A 9.625%, 7/15/32(1)	1,120	1,132
Nexstar Media, Inc. 144A 7.250%, 4/15/34(1)	1,535	1,539
Paramount Global 6.875%, 4/30/36(2)	2,045	1,869
Sirius XM Radio LLC 144A 5.875%, 4/15/32(1)	1,965	1,928
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Media—continued
Versant Media Group, Inc. 144A 7.250%, 1/30/31(1)	$1,435	$1,479
		12,180

Mining—0.2%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	720	748
Miscellaneous Manufacturing—0.4%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)	1,130	1,146
Oil, Gas & Consumable Fuels—2.4%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,240	1,274
CNX Resources Corp. 144A 7.375%, 1/15/31(1)	1,480	1,512
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,070	1,103
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	1,040	1,058
SM Energy Co.
144A 7.000%, 8/1/32(1)	805	818
144A 6.625%, 4/15/34(1)	790	785
Sunoco LP 144A 6.250%, 7/1/33(1)	1,175	1,178
		7,728

Pipelines—0.8%
Delek Logistics Partners LP 144A 6.875%, 6/1/34(1)	775	779
Venture Global LNG, Inc.
144A 7.000%, 1/15/30(1)	760	772
144A 6.625%, 6/15/36(1)	1,150	1,127
		2,678

Real Estate—0.2%
Anywhere Real Estate Group LLC 144A 7.000%, 4/15/30(1)	750	756
Retail—1.0%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)	1,455	1,502
Bath & Body Works, Inc. 6.875%, 11/1/35(2)	770	779
Petco Health & Wellness Co., Inc. 144A 8.250%, 2/1/31(1)	1,055	1,058
		3,339

Software—1.6%
Cloud Software Group LLC 144A 6.500%, 3/31/29(1)	1,550	1,515
CoreWeave, Inc. 144A 9.000%, 2/1/31(1)(2)	1,130	1,020
OAK-Eagle Acquireco, Inc. 144A 8.750%, 7/1/34(1)	1,860	1,960
	Par Value	Value

Software—continued
UKG, Inc. 144A 6.875%, 2/1/31(1)	$770	$754
		5,249

Telecommunications—2.9%
APLD ComputeCo 2 LLC 144A 6.750%, 3/15/31(1)	1,205	1,178
Cipher Compute LLC 144A 7.125%, 11/15/30(1)	1,075	1,096
Level 3 Financing, Inc.
144A 8.500%, 1/15/36(1)	1,030	1,072
144A 7.500%, 2/15/37(1)	1,490	1,480
Meridian Arc Holdco LLC 144A 6.250%, 4/30/31(1)	1,165	1,119
Vmed O2 UK Financing I plc 144A 7.750%, 4/15/32(1)	2,270	1,909
WULF Compute LLC 144A 7.750%, 10/15/30(1)	1,455	1,512
		9,366

Transportation—1.6%
FTAI Aviation Investors LLC 144A 7.875%, 12/1/30(1)	1,820	1,896
Stonepeak Nile Parent LLC 144A 7.250%, 3/15/32(1)	1,085	1,119
XPO, Inc. 144A 7.125%, 6/1/31(1)	1,915	1,966
		4,981

Total Corporate Bonds and Notes (Identified Cost $135,562)		134,945

	Shares
Convertible Preferred Stocks—19.9%
Aerospace & Defense—3.1%
Boeing Co. (The), 6.000%	110,135	7,358
VSE Corp., 5.750%	48,715	2,474
		9,832

Banks—2.6%
Wells Fargo & Co. Series L, 7.500%	7,070	8,382
Electric Utilities—3.5%
NextEra Energy, Inc., 7.299%	26,195	1,394
PG&E Corp. Series A, 6.000%	93,970	3,985
Southern Co. (The) Series A, 7.125%	118,080	5,863
		11,242

Healthcare Providers & Services—0.9%
BrightSpring Health Services, Inc., 6.750%	14,810	2,954
Interactive Media & Services—6.4%
Alphabet, Inc. Series B, 6.250%	406,600	20,411
Semiconductors & Semiconductor Equipment—1.6%
Microchip Technology, Inc., 7.500%	79,950	5,139
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Software—0.6%
Oracle Corp. Series D, 6.500%	47,420	$1,986
Technology Hardware, Storage & Peripherals—1.2%
Hewlett Packard Enterprise Co., 7.625%	29,564	3,682
Total Convertible Preferred Stocks (Identified Cost $56,633)		63,628

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(3)(4)(5)	4,196	—
Total Preferred Stock (Identified Cost $411)		—

Common Stocks—2.5%
Banks—2.5%
CCF Holdings LLC(3)(4)	6,367,079	7,004
CCF Holdings LLC Class M(3)(4)	879,959	968
		7,972

Consumer Finance—0.0%
Erickson, Inc.(3)(4)	6,354	—
Entertainment—0.0%
LiveStyle, Inc. (3)(4)(5)	90,407	—
Total Common Stocks (Identified Cost $22,668)		7,972

Warrant—0.3%
Banks—0.3%
CCF Holdings LLC, 3/25/27(3)(4)	1,455,681	1,092
Total Warrant (Identified Cost $—)		1,092

Total Long-Term Investments—140.1% (Identified Cost $427,804)		448,851

Short-Term Investment—4.1%
Money Market Mutual Fund—4.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.562%)(6)	13,344,106	13,344
Total Short-Term Investment (Identified Cost $13,344)		13,344

	Shares	Value

Securities Lending Collateral—0.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.557%)(6)(7)	1,867,055	$1,867
Total Securities Lending Collateral (Identified Cost $1,867)		1,867

TOTAL INVESTMENTS—144.8% (Identified Cost $443,015)		$464,062
Other assets and liabilities, net—(10.8)%		(34,670)
Cumulative Preferred Shares—(34.0)%		(109,000)
NET ASSETS—100.0%		$320,392

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to a value of $250,457 or 78.2% of net assets.

(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Non-income producing.
(5)	Security is restricted from resale.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(7)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	92%
Canada	2
Bermuda	2
Cayman Islands	2
Australia	1
Marshall Islands	1
Total	100%
† % of total investments as of July 31, 2026.
For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$241,214	$—	$241,214	$—
Corporate Bonds and Notes	134,945	—	134,945	—
Equity Securities:
Convertible Preferred Stocks	63,628	63,628	—	—
Preferred Stock	— (1)	—	—	— (1)
Common Stocks	7,972	—	—	7,972 (1)
Warrant	1,092	—	—	1,092
Money Market Mutual Fund	13,344	13,344	—	—
Securities Lending Collateral	1,867	1,867	—	—
Total Investments	$464,062	$78,839	$376,159	$9,064

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Preferred Stock	Common Stocks	Warrants
Investments in Securities
Balance as of January 31, 2026:	$371	$— (a)	$371 (a)	$— (a)
Net change in unrealized appreciation (depreciation)(b)	8,693	—	7,601	1,092
Balance as of July 31, 2026	$9,064	$— (a)	$7,972 (a)	$1,092
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at July 31, 2026, was $8,693.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2026:
Investments in Securities – Assets	Ending Balance at July 31, 2026	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Common Stocks:
CCF Holdings LLC	$7,004	Company Comparables	EV Multiples	1.19x (0.88x - 1.76x) 5.52x (4.60x - 6.48x) 0.46x (0.16x - 0.96x)	Increase
		Pending Merger Comparables	EV Multiples	11.87x (5.15x - 27.75x) 9.20x (5.02x - 12.74x) 8.06x (4.77x - 11.02x)	Increase

CCF Holdings LLC Class M	$968	Company Comparables	EV Multiples	1.19x (0.88x - 1.76x) 5.52x (4.60x - 6.48x) 0.46x (0.16x - 0.96x)	Increase
		Pending Merger Comparables	EV Multiples	11.87x (5.15x - 27.75x) 9.20x (5.02x - 12.74x) 8.06x (4.77x - 11.02x)	Increase

Warrant:
CCF Holdings LLC	$1,092	Black-Scholes Model	Volatility	42.56% (39.4% - 44.5%)	Increase

(a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—65.5%
Auto Manufacturers—0.7%
Rivian Automotive, Inc. 4.625%, 3/15/29	$1,814	$2,022
Biotechnology—4.1%
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,015	1,256
Bridgebio Pharma, Inc. 2.250%, 2/1/29	2,500	2,837
Celcuity, Inc. 0.250%, 8/1/32	1,380	1,427
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	1,680	1,857
Ionis Pharmaceuticals, Inc. 144A 0.000%, 12/1/30(1)	720	636
Ligand Pharmaceuticals, Inc.
144A 0.750%, 10/1/30(1)	445	707
144A 0.000%, 9/15/31(1)	1,320	1,400
Travere Therapeutics, Inc. 0.500%, 5/15/32	1,320	1,540
		11,660

Commercial Services—3.3%
Affirm Holdings, Inc. 0.750%, 12/15/29	2,740	2,962
Block, Inc. 0.250%, 11/1/27	2,660	2,524
Global Payments, Inc. 1.500%, 3/1/31	1,425	1,314
Shift4 Payments, Inc. 0.500%, 8/1/27	2,645	2,523
		9,323

Computers—4.0%
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	325	1,263
Seagate HDD Cayman 3.500%, 6/1/28	485	5,022
Western Digital Corp. 3.000%, 11/15/28	355	5,102
		11,387

Diversified REITs—1.7%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	2,755	2,993
Fermi, Inc. 144A 5.000%, 7/15/31(1)	1,800	1,756
		4,749

Electric Utilities—4.8%
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	4,025	5,220
Ormat Technologies, Inc. Series A 144A 1.500%, 3/15/31(1)	1,460	1,499
Southern Co. (The) 3.250%, 6/15/28	2,775	2,797
	Par Value	Value

Electric Utilities—continued
WEC Energy Group, Inc. 3.375%, 6/1/28	$4,055	$4,120
		13,636

Electronics—1.3%
Advanced Energy Industries, Inc. 144A 0.000%, 5/15/31(1)	2,425	2,361
OSI Systems, Inc. 144A 0.500%, 2/1/31(1)	1,338	1,254
		3,615

Engineering & Construction—0.5%
Granite Construction, Inc. 3.250%, 6/15/30	780	1,283
Entertainment—4.1%
DraftKings Holdings, Inc. 0.000%, 3/15/28	1,525	1,413
IMAX Corp. 144A 0.750%, 11/15/30(1)	1,755	2,258
Live Nation Entertainment, Inc.
2.875%, 1/15/30	5,535	6,401
144A 2.875%, 10/15/31(1)	1,290	1,391
		11,463

Financial Services—2.8%
Coinbase Global, Inc. 144A 0.000%, 10/1/29(1)	2,845	2,453
Dave, Inc. 144A 0.000%, 4/1/31(1)	1,240	1,908
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	1,310	981
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	1,145	1,141
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,070	1,372
		7,855

Food & Beverage—0.7%
Chefs’ Warehouse, Inc. (The) 2.375%, 12/15/28	790	2,101
Health Care REITs—2.8%
Healthcare Realty Holdings LP 144A 3.000%, 1/15/32(1)	1,750	1,827
Welltower OP LLC 144A 3.125%, 7/15/29(1)	3,310	6,102
		7,929

Healthcare-Products—1.4%
Guardant Health, Inc. 144A 0.000%, 5/15/33(1)	2,544	3,937
Industrial REITs—0.5%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,390	1,385
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Internet—1.9%
DoorDash, Inc. 0.000%, 5/15/30	$1,555	$1,567
Robinhood Markets, Inc. 144A 0.000%, 10/1/29(1)	2,370	2,272
Uber Technologies, Inc. 0.000%, 5/15/28	1,480	1,655
		5,494

Investment Companies—3.4%
Cipher Digital, Inc. 144A 0.000%, 10/1/31(1)	1,310	2,152
IREN Ltd. 144A 0.000%, 7/1/31(1)	3,145	2,393
Riot Platforms, Inc. 0.750%, 1/15/30	1,265	2,001
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	2,495	2,974
		9,520

Leisure Time—0.4%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	1,285	1,180
Machinery-Construction & Mining—1.4%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	1,615	2,245
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	1,890	1,821
		4,066

Mining—1.0%
Almonty Industries, Inc. 144A 2.250%, 7/1/31(1)	1,825	1,631
MP Materials Corp. 144A 3.000%, 3/1/30(1)	625	1,275
		2,906

Miscellaneous Manufacturing—0.6%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	1,625	1,631
Oil, Gas & Consumable Fuels—1.1%
Crescent Energy Co. 144A 2.750%, 3/15/31(1)	1,610	1,703
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,220	1,444
		3,147

Pharmaceuticals—1.4%
Indivior Pharmaceuticals, Inc. 144A 0.625%, 3/15/31(1)	1,105	1,316
Jazz Investments I Ltd. 3.125%, 9/15/30	1,475	2,597
		3,913

	Par Value	Value

Real Estate—0.7%
Compass, Inc. 144A 0.250%, 4/15/31(1)	$1,805	$1,881
Retail—0.7%
Burlington Stores, Inc. 1.250%, 12/15/27	1,070	1,941
Semiconductors—5.8%
Amkor Technology, Inc. 144A 0.000%, 7/15/31(1)	2,350	2,177
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29	860	1,394
Microchip Technology, Inc. 0.750%, 6/1/30	2,425	2,508
MKS, Inc. 1.250%, 6/1/30	615	1,259
ON Semiconductor Corp.
0.500%, 3/1/29	1,860	2,101
144A 0.000%, 5/1/31(1)	2,115	1,967
Semtech Corp. 144A 0.000%, 10/15/30(1)	660	973
SiTime Corp. 0.000%, 6/15/31	1,795	1,715
Ultra Clean Holdings, Inc. 144A 0.000%, 3/15/31(1)	1,810	2,370
		16,464

Shopping Centers REITs—0.9%
Kimco Realty OP LLC 144A 3.500%, 6/15/31(1)	2,420	2,467
Software—9.6%
Akamai Technologies, Inc.
0.375%, 9/1/27	3,185	3,787
144A 0.000%, 5/15/30(1)	3,780	3,529
BILL Holdings, Inc. 0.000%, 4/1/30	1,250	1,096
Cloudflare, Inc.
0.000%, 8/15/26	1,290	1,855
0.000%, 6/15/30	2,675	3,702
Datadog, Inc. 0.000%, 12/1/29	2,285	3,322
DigitalOcean Holdings, Inc. 144A 0.000%, 8/15/30(1)	375	1,157
Nebius Group N.V. 144A 1.250%, 3/15/31(1)	1,110	1,465
Snowflake, Inc. 0.000%, 10/1/27	2,670	5,078
Strategy, Inc. 0.000%, 12/1/29	2,385	2,099
		27,090

Telecommunications—2.3%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	892	768
Ciena Corp. 144A 0.000%, 9/15/31(1)	3,250	3,065
Keel Infrastructure Corp. 144A 1.250%, 1/15/32(1)	1,775	1,625
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Telecommunications—continued
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	$370	$1,036
		6,494

Transportation—1.6%
Knight-Swift Transportation Holdings, Inc. 144A 1.000%, 11/15/31(1)	2,485	2,707
Scorpio Tankers, Inc. 144A 1.750%, 4/15/31(1)	1,695	1,792
		4,499

Total Convertible Bonds and Notes (Identified Cost $170,517)		185,038

Corporate Bonds and Notes—17.4%
Aerospace & Defense—0.9%
AAR Escrow Issuer LLC 144A 6.750%, 3/15/29(1)	535	546
Bombardier, Inc. 144A 6.750%, 6/15/33(1)	775	798
TransDigm, Inc.
144A 6.750%, 1/31/34(1)	550	559
144A 6.125%, 7/31/34(1)	565	559
		2,462

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The) 8.875%, 7/15/32	410	421
Automotive Parts & Equipment—0.9%
Adient Global Holdings Ltd. 144A 7.500%, 2/15/33(1)	565	583
American Axle & Manufacturing, Inc. 144A 7.750%, 10/15/33(1)	680	670
Clarios Global LP 144A 6.750%, 9/15/32(1)	400	403
Garrett Motion Holdings, Inc. 144A 7.750%, 5/31/32(1)	385	400
Tenneco, Inc. 144A 8.000%, 11/17/28(1)	405	406
		2,462

Biotechnology—0.2%
GENMAB A/S 144A 7.250%, 12/15/33(1)	500	516
Building Materials—0.6%
Ameritex Holdco Intermediate LLC 144A 7.625%, 8/15/33(1)	365	376
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	470	467
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(1)	815	826
		1,669

	Par Value	Value

Chemicals—0.3%
Celanese U.S. Holdings LLC 6.750%, 4/15/33	$405	$413
Chemours Co. (The) 144A 7.875%, 3/15/34(1)	500	486
		899

Commercial Services—1.1%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)	415	414
Deluxe Corp. 144A 8.000%, 6/1/29(1)	270	272
EquipmentShare.com, Inc.
144A 8.000%, 3/15/33(1)	520	524
144A 7.125%, 7/1/34(1)	270	258
Herc Holdings, Inc. 144A 7.250%, 6/15/33(1)	520	537
Shift4 Payments LLC 144A 6.750%, 8/15/32(1)	565	566
Williams Scotsman, Inc. 144A 6.625%, 4/15/30(1)	395	404
		2,975

Computers—0.2%
CACI International, Inc. 144A 6.375%, 6/15/33(1)	275	277
McAfee Corp. 144A 7.375%, 2/15/30(1)	360	305
		582

Containers & Packaging—0.3%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 4/15/30(1)	405	413
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)	430	407
		820

Diversified REITs—0.3%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	390	396
144A 6.250%, 1/15/33(1)	525	527
		923

Electric Utilities—0.5%
NRG Energy, Inc. 144A 6.250%, 11/1/34(1)	805	803
Talen Energy Supply LLC 144A 6.500%, 2/1/36(1)	570	563
		1,366

Electronic Equipment, Instruments & Components—0.2%
WESCO Distribution, Inc.
144A 6.375%, 3/15/33(1)	265	270
144A 5.500%, 4/15/34(1)	410	398
		668

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Engineering & Construction—0.1%
Granite Construction, Inc. 144A 6.375%, 6/15/34(1)	$275	$274
Entertainment—0.7%
Caesars Entertainment, Inc. 144A 6.000%, 10/15/32(1)	600	526
Churchill Downs, Inc. 144A 6.750%, 5/1/31(1)	285	288
Light & Wonder International, Inc. 144A 6.250%, 10/1/33(1)	415	408
Penn Entertainment, Inc. 144A 6.750%, 4/1/31(1)	265	266
Pioneer Opco LLC 144A 7.000%, 5/15/33(1)	275	278
Starz Capital Holdings 1, Inc. 144A 6.000%, 4/15/30(1)	270	260
		2,026

Environmental Services—0.2%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	385	390
Waste Pro USA, Inc. 144A 7.000%, 2/1/33(1)	265	268
		658

Financial Services—1.2%
Navient Corp. 7.875%, 6/15/32	300	281
OneMain Finance Corp.
7.125%, 9/15/32	535	541
6.750%, 9/15/33	285	280
PennyMac Financial Services, Inc.
144A 7.875%, 12/15/29(1)	265	272
144A 6.875%, 2/15/33(1)	280	266
PRA Group, Inc. 144A 8.375%, 2/1/28(1)	280	284
Rocket Cos., Inc.
144A 7.125%, 2/1/32(1)	550	564
144A 6.375%, 8/1/33(1)	540	543
WS Escrow LLC 144A 7.750%, 6/1/33(1)	410	424
		3,455

Food & Beverage—0.5%
Performance Food Group, Inc. 144A 6.125%, 9/15/32(1)	500	501
Post Holdings, Inc.
144A 6.375%, 3/1/33(1)	550	542
144A 6.250%, 10/15/34(1)	270	263
		1,306

Healthcare-Services—0.8%
Concentra Health Services, Inc. 144A 6.875%, 7/15/32(1)	575	591
DaVita, Inc. 144A 6.750%, 7/15/33(1)	550	564
Global Medical Response, Inc. 144A 7.375%, 10/1/32(1)	445	453
	Par Value	Value

Healthcare-Services—continued
Tenet Healthcare Corp. 144A 6.000%, 11/15/33(1)	$680	$682
		2,290

Home Furnishings—0.1%
Whirlpool Corp. 144A 7.875%, 7/1/34(1)	405	383
Housewares—0.2%
Newell Brands, Inc. 144A 8.500%, 6/1/28(1)	485	506
Insurance—0.5%
Asurion LLC
144A 8.000%, 12/31/32(1)	270	273
144A 8.375%, 2/1/34(1)	275	251
CRC Insurance Group LLC 144A 7.125%, 6/1/31(1)	815	813
		1,337

Internet—0.5%
Gen Digital, Inc. 144A 6.250%, 4/1/33(1)	825	812
Snap, Inc. 144A 6.875%, 3/1/33(1)	280	274
Wayfair LLC 144A 6.750%, 11/15/32(1)	280	285
		1,371

Iron & Steel—0.3%
Cleveland-Cliffs, Inc. 144A 7.625%, 1/15/34(1)	675	683
Commercial Metals Co. 144A 6.000%, 12/15/35(1)	265	260
		943

Leisure Time—0.4%
Acushnet Co. 144A 5.625%, 12/1/33(1)	290	284
Carnival Corp., Ltd. 144A 5.750%, 8/1/32(1)	295	292
NCL Corp., Ltd. 144A 6.750%, 2/1/32(1)	685	672
		1,248

Machinery-Construction & Mining—0.1%
Solaris Energy Infrastructure LLC 144A 6.375%, 5/15/31(1)	275	270
Media—1.5%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)	215	214
144A 7.375%, 3/1/31(1)	555	553
DIRECTV Financing LLC 144A 8.875%, 2/1/30(1)	510	519
Gray Media, Inc. 144A 9.625%, 7/15/32(1)	410	414
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Media—continued
Nexstar Media, Inc. 144A 7.250%, 4/15/34(1)	$545	$546
Paramount Global 6.875%, 4/30/36	725	663
Sirius XM Radio LLC 144A 5.875%, 4/15/32(1)	700	687
Versant Media Group, Inc. 144A 7.250%, 1/30/31(1)	510	526
		4,122

Mining—0.1%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	395	410
Miscellaneous Manufacturing—0.2%
Axon Enterprise, Inc. 144A 6.250%, 3/15/33(1)	535	543
Oil, Gas & Consumable Fuels—1.0%
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	430	442
CNX Resources Corp. 144A 7.375%, 1/15/31(1)	535	547
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	305	314
Permian Resources Operating LLC 144A 6.250%, 2/1/33(1)	430	438
SM Energy Co.
144A 7.000%, 8/1/32(1)	290	295
144A 6.625%, 4/15/34(1)	280	278
Sunoco LP 144A 6.250%, 7/1/33(1)	550	551
		2,865

Pipelines—0.3%
Delek Logistics Partners LP 144A 6.875%, 6/1/34(1)	275	276
Venture Global LNG, Inc.
144A 7.000%, 1/15/30(1)	270	274
144A 6.625%, 6/15/36(1)	410	402
		952

Real Estate—0.1%
Anywhere Real Estate Group LLC 144A 7.000%, 4/15/30(1)	265	267
Retail—0.4%
Advance Auto Parts, Inc. 144A 7.375%, 8/1/33(1)	515	532
Bath & Body Works, Inc. 6.875%, 11/1/35	280	283
Petco Health & Wellness Co., Inc. 144A 8.250%, 2/1/31(1)	380	381
		1,196

Software—0.7%
Cloud Software Group LLC 144A 6.500%, 3/31/29(1)	550	538
	Par Value	Value

Software—continued
CoreWeave, Inc. 144A 9.000%, 2/1/31(1)	$400	$361
OAK-Eagle Acquireco, Inc. 144A 8.750%, 7/1/34(1)	665	701
UKG, Inc. 144A 6.875%, 2/1/31(1)	275	269
		1,869

Telecommunications—1.1%
APLD ComputeCo 2 LLC 144A 6.750%, 3/15/31(1)	430	420
Cipher Compute LLC 144A 7.125%, 11/15/30(1)	385	393
Level 3 Financing, Inc.
144A 8.500%, 1/15/36(1)	365	380
144A 7.500%, 2/15/37(1)	495	492
Meridian Arc Holdco LLC 144A 6.250%, 4/30/31(1)	415	399
Vmed O2 UK Financing I plc 144A 7.750%, 4/15/32(1)	695	584
WULF Compute LLC 144A 7.750%, 10/15/30(1)	520	540
		3,208

Transportation—0.7%
FTAI Aviation Investors LLC 144A 7.875%, 12/1/30(1)	795	828
Stonepeak Nile Parent LLC 144A 7.250%, 3/15/32(1)	380	392
XPO, Inc. 144A 7.125%, 6/1/31(1)	695	713
		1,933

Total Corporate Bonds and Notes (Identified Cost $49,600)		49,195

	Shares
Convertible Preferred Stocks—15.1%
Aerospace & Defense—2.6%
Boeing Co. (The), 6.000%	82,100	5,485
VSE Corp., 5.750%	36,360	1,846
		7,331

Banks—2.2%
Wells Fargo & Co. Series L, 7.500%	5,270	6,248
Electric Utilities—2.2%
NextEra Energy, Inc., 7.299%	19,540	1,039
PG&E Corp. Series A, 6.000%	70,120	2,974
Southern Co. (The) Series A, 7.125%	44,410	2,205
		6,218

Healthcare Providers & Services—0.8%
BrightSpring Health Services, Inc., 6.750%	10,860	2,166
Interactive Media & Services—4.9%
Alphabet, Inc. Series B, 6.250%	275,315	13,821
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Semiconductors & Semiconductor Equipment—0.9%
Microchip Technology, Inc., 7.500%	40,275	$2,589
Software—0.5%
Oracle Corp. Series D, 6.500%	35,405	1,483
Technology Hardware, Storage & Peripherals—1.0%
Hewlett Packard Enterprise Co., 7.625%	22,065	2,748
Total Convertible Preferred Stocks (Identified Cost $41,694)		42,604

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B(2)(3)(4)	630	—
Total Preferred Stock (Identified Cost $62)		—

Common Stocks—30.1%
Aerospace & Defense—0.7%
Howmet Aerospace, Inc.	4,080	1,152
RTX Corp.	3,385	728
		1,880

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	2,950	436
Automobiles—0.4%
Tesla, Inc.(3)	3,570	1,111
Banks—2.1%
CCF Holdings LLC(2)(3)	1,026,972	1,130
CCF Holdings LLC Class M(2)(3)	219,990	242
Citigroup, Inc.	9,230	1,222
JPMorgan Chase & Co.	4,770	1,678
PNC Financial Services Group, Inc. (The)	4,330	1,082
Wells Fargo & Co.	8,435	729
		6,083

Beverages—0.7%
Coca-Cola Co. (The)	17,225	1,509
Monster Beverage Corp.(3)	5,801	559
		2,068

Broadline Retail—1.7%
Amazon.com, Inc.(3)	17,320	4,704
Capital Markets—0.7%
Moody’s Corp.	1,045	500
Morgan Stanley	6,870	1,446
		1,946

Chemicals—0.2%
Linde plc	1,065	510
	Shares	Value

Commercial Services & Supplies—0.2%
Waste Management, Inc.	2,165	$491
Consumer Staples Distribution & Retail—0.7%
Costco Wholesale Corp.	835	795
Walmart, Inc.	10,130	1,126
		1,921

Diversified Telecommunication Services—0.2%
AT&T, Inc.	18,475	430
Space Exploration Technologies Corp. Class A(3)	313	34
		464

Electrical Equipment—0.6%
Eaton Corp. plc	1,785	741
Rockwell Automation, Inc.	2,305	1,107
		1,848

Electronic Equipment, Instruments & Components—0.1%
Coherent Corp.(3)	1,480	389
Entertainment—0.1%
LiveStyle, Inc. (2)(3)(4)	13,574	—
Take-Two Interactive Software, Inc.(3)	1,363	331
		331

Financial Services—0.8%
Berkshire Hathaway, Inc. Class B(3)	1,745	893
Mastercard, Inc. Class A	2,525	1,447
		2,340

Ground Transportation—0.5%
CSX Corp.	15,635	788
Old Dominion Freight Line, Inc.	2,720	577
		1,365

Health Care REITs—0.3%
Ventas, Inc.	10,685	999
Healthcare Equipment & Supplies—0.3%
Abbott Laboratories	9,300	983
Healthcare Providers & Services—0.9%
Humana, Inc.	1,400	509
UnitedHealth Group, Inc.	4,790	1,985
		2,494

Hotels, Restaurants & Leisure—0.2%
Carnival Corp., Ltd.	20,340	566
Industrial Conglomerates—0.3%
3M Co.	2,575	454
General Electric Co.	1,090	392
		846

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Insurance—0.2%
Chubb Ltd.	1,820	$638
Interactive Media & Services—1.1%
Alphabet, Inc. Class A	4,312	1,535
Meta Platforms, Inc. Class A	2,694	1,500
		3,035

IT Services—0.2%
VeriSign, Inc.	1,915	555
Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.	1,215	698
Machinery—1.0%
Caterpillar, Inc.	1,340	1,092
Cummins, Inc.	1,075	682
PACCAR, Inc.	2,095	278
Parker-Hannifin Corp.	665	649
		2,701

Metals & Mining—0.2%
Freeport-McMoRan, Inc.	7,275	456
Oil, Gas & Consumable Fuels—0.9%
Devon Energy Corp.	14,575	658
ExxonMobil Holdings Corp.	7,800	1,212
Valero Energy Corp.	2,455	768
		2,638

Pharmaceuticals—1.8%
Eli Lilly & Co.	1,215	1,396
Johnson & Johnson	8,510	2,181
Merck & Co., Inc.	10,945	1,425
		5,002

Semiconductors & Semiconductor Equipment—6.0%
Advanced Micro Devices, Inc.(3)	3,865	1,840
Analog Devices, Inc.	2,370	871
Applied Materials, Inc.	3,170	1,609
Broadcom, Inc.	6,910	2,690
Lam Research Corp.	1,540	451
Micron Technology, Inc.	2,320	1,910
NVIDIA Corp.	37,903	7,609
		16,980

Software—2.1%
Cadence Design Systems, Inc.(3)	2,105	716
Microsoft Corp.	8,649	4,019
Palantir Technologies, Inc. Class A(3)	3,365	414
Palo Alto Networks, Inc.(3)	2,160	717
		5,866

Specialized REITs—0.5%
Equinix, Inc.	1,315	1,340
	Shares	Value

Specialty Retail—0.6%
Home Depot, Inc. (The)	1,385	$460
Ross Stores, Inc.	4,685	1,176
		1,636

Technology Hardware, Storage & Peripherals—2.9%
Apple, Inc.	21,385	6,606
Dell Technologies, Inc. Class C	555	225
Sandisk Corp.(3)	355	431
Seagate Technology Holdings plc	1,190	1,019
		8,281

Textiles, Apparel & Luxury Goods—0.3%
Ralph Lauren Corp. Class A	2,415	919
Trading Companies & Distributors—0.2%
United Rentals, Inc.	610	658
Total Common Stocks (Identified Cost $74,429)		85,178

Warrant—0.1%
Banks—0.1%
CCF Holdings LLC, 3/25/27(2)(3)	363,920	273
Total Warrant (Identified Cost $—)		273

Total Long-Term Investments—128.2% (Identified Cost $336,302)		362,288

Short-Term Investment—6.2%
Money Market Mutual Fund—6.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.562%)(5)	17,489,418	17,489
Total Short-Term Investment (Identified Cost $17,489)		17,489

TOTAL INVESTMENTS—134.4% (Identified Cost $353,791)		$379,777
Other assets and liabilities, net—(34.4)%		(97,166)
NET ASSETS—100.0%		$282,611

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to a value of $138,366 or 49.0% of net assets.

(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Non-income producing.
(4)	Security is restricted from resale.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	94%
Canada	1
Cayman Islands	1
Bermuda	1
Australia	1
Marshall Islands	1
Netherlands	1
Total	100%
† % of total investments as of July 31, 2026.
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$185,038	$—	$185,038	$—
Corporate Bonds and Notes	49,195	—	49,195	—
Equity Securities:
Convertible Preferred Stocks	42,604	42,604	—	—
Preferred Stock	— (1)	—	—	— (1)
Common Stocks	85,178	83,806	—	1,372 (1)
Warrant	273	—	—	273
Money Market Mutual Fund	17,489	17,489	—	—
Total Investments	$379,777	$143,899	$234,233	$1,645

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Preferred Stock	Common Stocks	Warrants
Investments in Securities
Balance as of January 31, 2026:	$64	$— (a)	$64 (a)	$— (a)
Net change in unrealized appreciation (depreciation)(b)	1,581	—	1,308	273
Balance as of July 31, 2026	$1,645	$— (a)	$1,372 (a)	$273
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at July 31, 2026, was $1,581.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2026:
Investments in Securities – Assets	Ending Balance at July 31, 2026	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Common Stocks:
CCF Holdings LLC	$1,130	Company Comparables	EV Multiples	1.19x (0.88x - 1.76x) 5.52x (4.60x - 6.48x) 0.46x (0.16x - 0.96x)	Increase
		Pending Merger Comparables	EV Multiples	11.87x (5.15x - 27.75x) 9.20x (5.02x - 12.74x) 8.06x (4.77x - 11.02x)	Increase

CCF Holdings LLC Class M	$242	Company Comparables	EV Multiples	1.19x (0.88x - 1.76x) 5.52x (4.60x - 6.48x) 0.46x (0.16x - 0.96x)	Increase
		Pending Merger Comparables	EV Multiples	11.87x (5.15x - 27.75x) 9.20x (5.02x - 12.74x) 8.06x (4.77x - 11.02x)	Increase

Warrant:
CCF Holdings LLC	$273	Black-Scholes Model	Volatility	42.56% (39.4% - 44.5%)	Increase

(a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—15.5%
Auto Manufacturers—0.2%
Rivian Automotive, Inc. 4.625%, 3/15/29	$2,412	$2,688
Biotechnology—1.0%
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,315	1,628
Bridgebio Pharma, Inc. 2.250%, 2/1/29	3,275	3,716
Celcuity, Inc. 0.250%, 8/1/32	1,810	1,872
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	2,205	2,437
Ionis Pharmaceuticals, Inc. 144A 0.000%, 12/1/30(1)	950	839
Ligand Pharmaceuticals, Inc.
144A 0.750%, 10/1/30(1)	595	945
144A 0.000%, 9/15/31(1)	1,760	1,867
Travere Therapeutics, Inc. 0.500%, 5/15/32	1,760	2,053
		15,357

Commercial Services—0.8%
Affirm Holdings, Inc. 0.750%, 12/15/29	3,600	3,892
Block, Inc. 0.250%, 11/1/27	3,545	3,363
Global Payments, Inc. 1.500%, 3/1/31	1,910	1,761
Shift4 Payments, Inc. 0.500%, 8/1/27	3,515	3,353
		12,369

Computers—1.0%
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	425	1,652
Seagate HDD Cayman 3.500%, 6/1/28	635	6,576
Western Digital Corp. 3.000%, 11/15/28	465	6,682
		14,910

Diversified REITs—0.4%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	3,610	3,922
Fermi, Inc. 144A 5.000%, 7/15/31(1)	2,360	2,302
		6,224

Electric Utilities—0.9%
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	5,330	6,913
Ormat Technologies, Inc. Series A 144A 1.500%, 3/15/31(1)	1,920	1,971
WEC Energy Group, Inc. 3.375%, 6/1/28	5,415	5,501
		14,385

	Par Value	Value

Electronics—0.3%
Advanced Energy Industries, Inc. 144A 0.000%, 5/15/31(1)	$3,240	$3,154
OSI Systems, Inc. 144A 0.500%, 2/1/31(1)	1,752	1,642
		4,796

Engineering & Construction—0.1%
Granite Construction, Inc. 3.250%, 6/15/30	1,020	1,678
Entertainment—1.0%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,035	1,885
IMAX Corp. 144A 0.750%, 11/15/30(1)	2,305	2,965
Live Nation Entertainment, Inc.
2.875%, 1/15/30	7,220	8,350
144A 2.875%, 10/15/31(1)	1,695	1,829
		15,029

Financial Services—0.7%
Coinbase Global, Inc. 144A 0.000%, 10/1/29(1)	3,715	3,202
Dave, Inc. 144A 0.000%, 4/1/31(1)	1,645	2,532
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	1,715	1,284
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	1,530	1,525
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,430	1,833
		10,376

Food & Beverage—0.2%
Chefs’ Warehouse, Inc. (The) 2.375%, 12/15/28	1,045	2,779
Health Care REITs—0.7%
Healthcare Realty Holdings LP 144A 3.000%, 1/15/32(1)	2,295	2,396
Welltower OP LLC 144A 3.125%, 7/15/29(1)	4,340	8,001
		10,397

Healthcare-Products—0.3%
Guardant Health, Inc. 144A 0.000%, 5/15/33(1)	3,397	5,257
Industrial REITs—0.1%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,865	1,858
Internet—0.5%
DoorDash, Inc. 0.000%, 5/15/30	2,065	2,080
Robinhood Markets, Inc. 144A 0.000%, 10/1/29(1)	3,115	2,987
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Internet—continued
Uber Technologies, Inc. 0.000%, 5/15/28	$1,975	$2,208
		7,275

Investment Companies—0.8%
Cipher Digital, Inc. 144A 0.000%, 10/1/31(1)	1,720	2,825
IREN Ltd. 144A 0.000%, 7/1/31(1)	4,125	3,139
Riot Platforms, Inc. 0.750%, 1/15/30	1,670	2,641
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	3,280	3,910
		12,515

Leisure Time—0.1%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	1,675	1,538
Machinery-Construction & Mining—0.4%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	2,105	2,926
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,525	2,433
		5,359

Mining—0.2%
Almonty Industries, Inc. 144A 2.250%, 7/1/31(1)	2,385	2,131
MP Materials Corp. 144A 3.000%, 3/1/30(1)	825	1,683
		3,814

Miscellaneous Manufacturing—0.1%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,170	2,179
Oil, Gas & Consumable Fuels—0.3%
Crescent Energy Co. 144A 2.750%, 3/15/31(1)	2,130	2,253
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,595	1,888
		4,141

Pharmaceuticals—0.3%
Indivior Pharmaceuticals, Inc. 144A 0.625%, 3/15/31(1)	1,470	1,751
Jazz Investments I Ltd. 3.125%, 9/15/30	1,935	3,407
		5,158

Real Estate—0.2%
Compass, Inc. 144A 0.250%, 4/15/31(1)	2,370	2,470
	Par Value	Value

Retail—0.2%
Burlington Stores, Inc. 1.250%, 12/15/27	$1,400	$2,540
Semiconductors—1.2%
Amkor Technology, Inc. 144A 0.000%, 7/15/31(1)	3,085	2,858
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29	1,130	1,832
MKS, Inc. 1.250%, 6/1/30	810	1,658
ON Semiconductor Corp.
0.500%, 3/1/29	2,440	2,756
144A 0.000%, 5/1/31(1)	2,825	2,627
Semtech Corp. 144A 0.000%, 10/15/30(1)	865	1,276
SiTime Corp. 0.000%, 6/15/31	2,385	2,279
Ultra Clean Holdings, Inc. 144A 0.000%, 3/15/31(1)	2,430	3,182
		18,468

Shopping Centers REITs—0.2%
Kimco Realty OP LLC 144A 3.500%, 6/15/31(1)	3,175	3,237
Software—2.3%
Akamai Technologies, Inc.
0.375%, 9/1/27	4,215	5,012
144A 0.000%, 5/15/30(1)	5,025	4,691
BILL Holdings, Inc. 0.000%, 4/1/30	1,650	1,447
Cloudflare, Inc.
0.000%, 8/15/26	1,685	2,423
0.000%, 6/15/30	3,515	4,864
Datadog, Inc. 0.000%, 12/1/29	3,000	4,362
DigitalOcean Holdings, Inc. 144A 0.000%, 8/15/30(1)	500	1,543
Nebius Group N.V. 144A 1.250%, 3/15/31(1)	1,445	1,907
Snowflake, Inc. 0.000%, 10/1/27	3,505	6,666
Strategy, Inc. 0.000%, 12/1/29	3,130	2,755
		35,670

Telecommunications—0.6%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,173	1,010
Ciena Corp. 144A 0.000%, 9/15/31(1)	4,340	4,093
Keel Infrastructure Corp. 144A 1.250%, 1/15/32(1)	2,365	2,165
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	490	1,372
		8,640

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Transportation—0.4%
Knight-Swift Transportation Holdings, Inc. 144A 1.000%, 11/15/31(1)	$3,260	$3,552
Scorpio Tankers, Inc. 144A 1.750%, 4/15/31(1)	2,265	2,394
		5,946

Total Convertible Bonds and Notes (Identified Cost $217,880)		237,053

	Shares
Convertible Preferred Stocks—4.1%
Aerospace & Defense—0.7%
Boeing Co. (The), 6.000%	109,590	7,322
VSE Corp., 5.750%	48,060	2,440
		9,762

Banks—0.6%
Wells Fargo & Co. Series L, 7.500%	7,005	8,305
Electric Utilities—0.7%
NextEra Energy, Inc., 7.299%	26,305	1,399
PG&E Corp. Series A, 6.000%	92,875	3,939
Southern Co. (The) Series A, 7.125%	115,735	5,746
		11,084

Healthcare Providers & Services—0.2%
BrightSpring Health Services, Inc., 6.750%	14,175	2,828
Interactive Media & Services—1.3%
Alphabet, Inc. Series B, 6.250%	389,310	19,543
Semiconductors & Semiconductor Equipment—0.3%
Microchip Technology, Inc., 7.500%	78,360	5,037
Software—0.1%
Oracle Corp. Series D, 6.500%	46,455	1,946
Technology Hardware, Storage & Peripherals—0.2%
Hewlett Packard Enterprise Co., 7.625%	29,260	3,644
Total Convertible Preferred Stocks (Identified Cost $61,623)		62,149

Common Stocks—75.4%
Aerospace & Defense—1.4%
Boeing Co. (The)(2)	48,522	10,488
BWX Technologies, Inc.	64,589	10,896
		21,384

Air Freight & Logistics—0.7%
United Parcel Service, Inc. Class B	105,323	10,977
Automobile Components—0.8%
Magna International, Inc.	172,795	11,854
	Shares	Value

Banks—9.7%
Bank of America Corp.(3)	200,665	$12,431
Bank of Hawaii Corp.	139,293	11,129
Glacier Bancorp, Inc.	220,685	10,878
Independent Bank Corp.	137,012	11,486
JPMorgan Chase & Co.(3)	93,461	32,879
Pinnacle Financial Partners, Inc.	115,782	12,184
PNC Financial Services Group, Inc. (The)	49,829	12,451
Truist Financial Corp.	219,356	11,371
UMB Financial Corp.	162,141	23,629
Wells Fargo & Co.	111,792	9,664
		148,102

Biotechnology—1.6%
AbbVie, Inc.	97,857	24,556
Broadline Retail—5.2%
Amazon.com, Inc.(2)	294,009	79,847
Capital Markets—7.2%
Charles Schwab Corp. (The)	467,962	49,248
Goldman Sachs Group, Inc. (The)	22,583	22,998
Invesco Ltd.	448,332	13,271
Morgan Stanley	111,326	23,425
		108,942

Chemicals—1.2%
Albemarle Corp.	62,387	7,339
Nutrien Ltd.	155,728	10,756
		18,095

Consumer Staples Distribution & Retail—1.4%
Costco Wholesale Corp.	10,198	9,707
Dollar General Corp.	93,835	11,922
		21,629

Electric Utilities—1.0%
NextEra Energy, Inc.(3)	180,648	15,702
Electrical Equipment—2.6%
GE Vernova, Inc.	40,375	39,983
Electronic Equipment, Instruments & Components—1.2%
Amphenol Corp. Class A	116,633	18,743
Food Products—2.8%
Hershey Co. (The)	238,690	41,783
Healthcare Equipment & Supplies—1.5%
Stryker Corp.	71,727	23,362
Healthcare Providers & Services—0.8%
UnitedHealth Group, Inc.	27,502	11,397
Industrial REITs—2.3%
Prologis, Inc.	240,427	34,768
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Insurance—2.3%
Allstate Corp. (The)	92,060	$24,311
Cincinnati Financial Corp.	61,752	10,972
		35,283

Interactive Media & Services—2.0%
Alphabet, Inc. Class A	65,734	23,410
Meta Platforms, Inc. Class A	13,100	7,293
		30,703

IT Services—0.6%
International Business Machines Corp.	42,032	9,400
Machinery—1.3%
Flowserve Corp.	139,239	10,581
Kennametal, Inc.	274,174	9,313
		19,894

Metals & Mining—1.7%
Freeport-McMoRan, Inc.	79,531	4,981
Nucor Corp.	78,223	20,126
		25,107

Oil, Gas & Consumable Fuels—8.4%
Chevron Corp.	63,004	12,401
EOG Resources, Inc.	159,550	23,723
ExxonMobil Holdings Corp.	45,987	7,148
HF Sinclair Corp.	529,152	48,402
Marathon Petroleum Corp.	77,425	24,503
Phillips 66	56,866	12,037
		128,214

Personal Care Products—0.8%
Estee Lauder Cos., Inc. (The) Class A	146,085	12,257
Pharmaceuticals—2.9%
Eli Lilly & Co.	38,949	44,746
Semiconductors & Semiconductor Equipment—2.7%
Analog Devices, Inc.	15,905	5,844
Intel Corp.(2)	150,351	13,562
Marvell Technology, Inc.	37,579	7,048
Microchip Technology, Inc.	64,618	4,800
Micron Technology, Inc.	11,804	9,715
		40,969

Software—3.9%
Microsoft Corp.(3)	127,243	59,132
Specialized REITs—0.7%
Equinix, Inc.	10,985	11,197
Specialty Retail—0.8%
Home Depot, Inc. (The)(3)	36,401	12,084
	Shares	Value

Technology Hardware, Storage & Peripherals—5.9%
Apple, Inc.	217,409	$67,160
Dell Technologies, Inc. Class C	26,057	10,563
Hewlett Packard Enterprise Co.	250,821	12,014
		89,737

Total Common Stocks (Identified Cost $974,722)		1,149,847

Total Long-Term Investments—95.0% (Identified Cost $1,254,225)		1,449,049

Short-Term Investment—2.2%
Money Market Mutual Fund—2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.562%)(4)	33,185,257	33,185
Total Short-Term Investment (Identified Cost $33,185)		33,185

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—97.2% (Identified Cost $1,287,410)		1,482,234

Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $2,282)	(1,911)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—97.1% (Identified Cost $1,285,128)	$1,480,323
Other assets and liabilities, net—2.9%	44,283
NET ASSETS—100.0%	$1,524,606

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to a value of $121,545 or 8.0% of net assets.

(2)	Non-income producing.
(3)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $72,378.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
Open written options contracts as of July 31, 2026 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Alphabet, Inc.	(82)	$(3,116)	$380.00	08/21/26	$(28)
Amazon.com, Inc.	(735)	(20,947)	285.00	08/21/26	(265)
Amphenol Corp.	(408)	(7,548)	185.00	08/21/26	(55)
Analog Devices, Inc.	(47)	(2,068)	440.00	08/21/26	(14)
Apple, Inc.	(543)	(20,091)	370.00	08/21/26	(5)
Boeing Co. (The)	(121)	(2,904)	240.00	08/21/26	(10)
Charles Schwab Corp. (The)	(1,169)	(13,444)	115.00	08/21/26	(21)
Dell Technologies, Inc.	(78)	(4,056)	520.00	08/21/26	(33)
Eli Lilly & Co.	(97)	(12,998)	1,340.00	08/21/26	(49)
GE Vernova, Inc.	(80)	(9,920)	1,240.00	08/21/26	(59)
HF Sinclair Corp.	(1,911)	(19,110)	100.00	08/21/26	(229)
Intel Corp.	(451)	(5,187)	115.00	08/21/26	(54)
Marathon Petroleum Corp.	(270)	(9,450)	350.00	08/21/26	(94)
Marvell Technology, Inc.	(93)	(2,046)	220.00	08/21/26	(56)
Meta Platforms, Inc.	(39)	(2,730)	700.00	08/21/26	(3)
Micron Technology, Inc.	(35)	(3,675)	1,050.00	08/21/26	(52)
Microsoft Corp.	(381)	(17,145)	450.00	08/21/26	(884)
Total Written Options					$(1,911)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$237,053	$—	$237,053
Equity Securities:
Convertible Preferred Stocks	62,149	62,149	—
Common Stocks	1,149,847	1,149,847	—
Money Market Mutual Fund	33,185	33,185	—
Total Assets	1,482,234	1,245,181	237,053
Liabilities:
Other Financial Instruments:
Written Options	(1,911)	(1,911)	—
Total Investments, Net of Written Options	$1,480,323	$1,243,270	$237,053
There were no securities valued using significant unobservable inputs (Level 3) at July 31, 2026.
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026
($ reported in thousands)

	Par Value	Value
Convertible Bonds and Notes—29.6%
Auto Manufacturers—0.3%
Rivian Automotive, Inc. 4.625%, 3/15/29	$2,419	$2,696
Biotechnology—1.9%
Arrowhead Pharmaceuticals, Inc. 0.000%, 1/15/32	1,320	1,634
Bridgebio Pharma, Inc. 2.250%, 2/1/29	3,295	3,739
Celcuity, Inc. 0.250%, 8/1/32	1,820	1,882
Halozyme Therapeutics, Inc. 144A 0.000%, 2/15/31(1)	2,220	2,453
Ionis Pharmaceuticals, Inc. 144A 0.000%, 12/1/30(1)	960	848
Ligand Pharmaceuticals, Inc.
144A 0.750%, 10/1/30(1)	595	945
144A 0.000%, 9/15/31(1)	1,760	1,867
Travere Therapeutics, Inc. 0.500%, 5/15/32	1,765	2,059
		15,427

Commercial Services—1.5%
Affirm Holdings, Inc. 0.750%, 12/15/29	3,620	3,914
Block, Inc. 0.250%, 11/1/27	3,560	3,378
Global Payments, Inc. 1.500%, 3/1/31	1,910	1,761
Shift4 Payments, Inc. 0.500%, 8/1/27	3,525	3,362
		12,415

Computers—1.9%
Lumentum Holdings, Inc. 144A 0.375%, 3/15/32(1)	430	1,671
Seagate HDD Cayman 3.500%, 6/1/28	635	6,576
Western Digital Corp. 3.000%, 11/15/28	465	6,683
		14,930

Diversified REITs—0.8%
Digital Realty Trust LP 144A 1.875%, 11/15/29(1)	3,630	3,944
Fermi, Inc. 144A 5.000%, 7/15/31(1)	2,375	2,317
		6,261

Electric Utilities—1.8%
NextEra Energy Capital Holdings, Inc. 3.000%, 3/1/27	5,345	6,932
Ormat Technologies, Inc. Series A 144A 1.500%, 3/15/31(1)	1,925	1,976
WEC Energy Group, Inc. 3.375%, 6/1/28	5,430	5,517
		14,425

	Par Value	Value

Electronics—0.6%
Advanced Energy Industries, Inc. 144A 0.000%, 5/15/31(1)	$3,250	$3,164
OSI Systems, Inc. 144A 0.500%, 2/1/31(1)	1,761	1,650
		4,814

Engineering & Construction—0.2%
Granite Construction, Inc. 3.250%, 6/15/30	1,025	1,686
Entertainment—1.9%
DraftKings Holdings, Inc. 0.000%, 3/15/28	2,040	1,889
IMAX Corp. 144A 0.750%, 11/15/30(1)	2,320	2,985
Live Nation Entertainment, Inc.
2.875%, 1/15/30	7,260	8,396
144A 2.875%, 10/15/31(1)	1,700	1,834
		15,104

Financial Services—1.3%
Coinbase Global, Inc. 144A 0.000%, 10/1/29(1)	3,735	3,219
Dave, Inc. 144A 0.000%, 4/1/31(1)	1,650	2,539
Galaxy Digital Holdings LP 144A 0.500%, 5/1/31(1)	1,725	1,292
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	1,535	1,530
WisdomTree, Inc. 144A 4.625%, 8/15/30(1)	1,435	1,840
		10,420

Food & Beverage—0.3%
Chefs’ Warehouse, Inc. (The) 2.375%, 12/15/28	1,055	2,806
Health Care REITs—1.3%
Healthcare Realty Holdings LP 144A 3.000%, 1/15/32(1)	2,305	2,406
Welltower OP LLC 144A 3.125%, 7/15/29(1)	4,365	8,047
		10,453

Healthcare-Products—0.7%
Guardant Health, Inc. 144A 0.000%, 5/15/33(1)	3,407	5,272
Industrial REITs—0.2%
Rexford Industrial Realty LP 144A 4.375%, 3/15/27(1)	1,870	1,863
Internet—0.9%
DoorDash, Inc. 0.000%, 5/15/30	2,075	2,090
Robinhood Markets, Inc. 144A 0.000%, 10/1/29(1)	3,130	3,001
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Internet—continued
Uber Technologies, Inc. 0.000%, 5/15/28	$1,980	$2,214
		7,305

Investment Companies—1.6%
Cipher Digital, Inc. 144A 0.000%, 10/1/31(1)	1,730	2,842
IREN Ltd. 144A 0.000%, 7/1/31(1)	4,150	3,158
Riot Platforms, Inc. 0.750%, 1/15/30	1,675	2,649
Terawulf, Inc. 144A 0.000%, 5/1/32(1)	3,295	3,928
		12,577

Leisure Time—0.2%
NCL Corp., Ltd. 144A 0.750%, 9/15/30(1)	1,680	1,543
Machinery-Construction & Mining—0.7%
Bloom Energy Corp. 144A 0.000%, 11/15/30(1)	2,115	2,940
BWX Technologies, Inc. 144A 0.000%, 11/1/30(1)	2,530	2,438
		5,378

Mining—0.5%
Almonty Industries, Inc. 144A 2.250%, 7/1/31(1)	2,395	2,141
MP Materials Corp. 144A 3.000%, 3/1/30(1)	830	1,693
		3,834

Miscellaneous Manufacturing—0.3%
JBT Marel Corp. 144A 0.375%, 9/15/30(1)	2,180	2,189
Oil, Gas & Consumable Fuels—0.5%
Crescent Energy Co. 144A 2.750%, 3/15/31(1)	2,135	2,258
Solaris Energy Infrastructure, Inc. 0.250%, 10/1/31	1,600	1,894
		4,152

Pharmaceuticals—0.6%
Indivior Pharmaceuticals, Inc. 144A 0.625%, 3/15/31(1)	1,475	1,757
Jazz Investments I Ltd. 3.125%, 9/15/30	1,945	3,424
		5,181

Real Estate—0.3%
Compass, Inc. 144A 0.250%, 4/15/31(1)	2,380	2,481
	Par Value	Value

Retail—0.3%
Burlington Stores, Inc. 1.250%, 12/15/27	$1,410	$2,558
Semiconductors—2.3%
Amkor Technology, Inc. 144A 0.000%, 7/15/31(1)	3,100	2,872
MACOM Technology Solutions Holdings, Inc. 0.000%, 12/15/29	1,135	1,840
MKS, Inc. 1.250%, 6/1/30	810	1,658
ON Semiconductor Corp.
0.500%, 3/1/29	2,455	2,773
144A 0.000%, 5/1/31(1)	2,835	2,637
Semtech Corp. 144A 0.000%, 10/15/30(1)	870	1,283
SiTime Corp. 0.000%, 6/15/31	2,390	2,284
Ultra Clean Holdings, Inc. 144A 0.000%, 3/15/31(1)	2,425	3,175
		18,522

Shopping Centers REITs—0.4%
Kimco Realty OP LLC 144A 3.500%, 6/15/31(1)	3,195	3,257
Software—4.5%
Akamai Technologies, Inc.
0.375%, 9/1/27	4,225	5,023
144A 0.000%, 5/15/30(1)	5,040	4,705
BILL Holdings, Inc. 0.000%, 4/1/30	1,660	1,456
Cloudflare, Inc.
0.000%, 8/15/26	1,690	2,430
0.000%, 6/15/30	3,535	4,892
Datadog, Inc. 0.000%, 12/1/29	3,015	4,384
DigitalOcean Holdings, Inc. 144A 0.000%, 8/15/30(1)	505	1,558
Nebius Group N.V. 144A 1.250%, 3/15/31(1)	1,455	1,921
Snowflake, Inc. 0.000%, 10/1/27	3,525	6,704
Strategy, Inc. 0.000%, 12/1/29	3,150	2,772
		35,845

Telecommunications—1.1%
AST SpaceMobile, Inc. 144A 2.000%, 1/15/36(1)	1,180	1,016
Ciena Corp. 144A 0.000%, 9/15/31(1)	4,350	4,102
Keel Infrastructure Corp. 144A 1.250%, 1/15/32(1)	2,375	2,174
Viavi Solutions, Inc. 144A 0.625%, 3/1/31(1)	495	1,386
		8,678

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Par Value	Value

Transportation—0.7%
Knight-Swift Transportation Holdings, Inc. 144A 1.000%, 11/15/31(1)	$3,275	$3,568
Scorpio Tankers, Inc. 144A 1.750%, 4/15/31(1)	2,270	2,399
		5,967

Total Convertible Bonds and Notes (Identified Cost $218,805)		238,039

	Shares
Convertible Preferred Stocks—7.8%
Aerospace & Defense—1.2%
Boeing Co. (The), 6.000%	109,925	7,344
VSE Corp., 5.750%	48,205	2,448
		9,792

Banks—1.0%
Wells Fargo & Co. Series L, 7.500%	7,030	8,335
Electric Utilities—1.4%
NextEra Energy, Inc., 7.299%	26,260	1,397
PG&E Corp. Series A, 6.000%	93,160	3,951
Southern Co. (The) Series A, 7.125%	116,335	5,776
		11,124

Healthcare Providers & Services—0.4%
BrightSpring Health Services, Inc., 6.750%	14,250	2,843
Interactive Media & Services—2.5%
Alphabet, Inc. Series B, 6.250%	391,355	19,646
Semiconductors & Semiconductor Equipment—0.6%
Microchip Technology, Inc., 7.500%	78,765	5,063
Software—0.2%
Oracle Corp. Series D, 6.500%	46,690	1,955
Technology Hardware, Storage & Peripherals—0.5%
Hewlett Packard Enterprise Co., 7.625%	29,350	3,655
Total Convertible Preferred Stocks (Identified Cost $61,536)		62,413

Common Stocks—54.9%
Aerospace & Defense—1.2%
Howmet Aerospace, Inc.	21,570	6,088
RTX Corp.	17,835	3,839
		9,927

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	15,545	2,296
Automobiles—0.7%
Tesla, Inc.(2)	18,825	5,858
	Shares	Value

Banks—3.1%
Citigroup, Inc.	48,640	$6,442
JPMorgan Chase & Co.	25,215	8,870
PNC Financial Services Group, Inc. (The)	22,880	5,717
Wells Fargo & Co.	44,320	3,832
		24,861

Beverages—1.4%
Coca-Cola Co. (The)	90,825	7,956
Monster Beverage Corp.(2)	30,465	2,936
		10,892

Broadline Retail—3.1%
Amazon.com, Inc.(2)	91,015	24,718
Capital Markets—1.3%
Moody’s Corp.	5,530	2,646
Morgan Stanley	36,310	7,640
		10,286

Chemicals—0.3%
Linde plc	5,595	2,677
Commercial Services & Supplies—0.3%
Waste Management, Inc.	11,365	2,575
Consumer Staples Distribution & Retail—1.3%
Costco Wholesale Corp.	4,410	4,198
Walmart, Inc.	53,545	5,954
		10,152

Diversified Telecommunication Services—0.3%
AT&T, Inc.	97,410	2,265
Space Exploration Technologies Corp. Class A(2)	1,654	179
		2,444

Electrical Equipment—1.2%
Eaton Corp. plc	9,420	3,911
Rockwell Automation, Inc.	12,120	5,819
		9,730

Electronic Equipment, Instruments & Components—0.2%
Coherent Corp.(2)	7,770	2,043
Entertainment—0.2%
Take-Two Interactive Software, Inc.(2)	7,158	1,739
Financial Services—1.5%
Berkshire Hathaway, Inc. Class B(2)	9,220	4,716
Mastercard, Inc. Class A	13,305	7,625
		12,341

Ground Transportation—0.9%
CSX Corp.	82,310	4,148
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Ground Transportation—continued
Old Dominion Freight Line, Inc.	14,319	$3,038
		7,186

Health Care REITs—0.7%
Ventas, Inc.	56,455	5,279
Healthcare Equipment & Supplies—0.6%
Abbott Laboratories	49,025	5,182
Healthcare Providers & Services—1.6%
Humana, Inc.	7,395	2,691
UnitedHealth Group, Inc.	25,255	10,465
		13,156

Hotels, Restaurants & Leisure—0.4%
Carnival Corp., Ltd.	106,875	2,972
Industrial Conglomerates—0.6%
3M Co.	13,575	2,393
General Electric Co.	5,750	2,070
		4,463

Insurance—0.4%
Chubb Ltd.	9,595	3,365
Interactive Media & Services—2.0%
Alphabet, Inc. Class A	22,730	8,095
Meta Platforms, Inc. Class A	14,092	7,845
		15,940

IT Services—0.4%
VeriSign, Inc.	10,105	2,931
Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	6,395	3,673
Machinery—1.8%
Caterpillar, Inc.	7,060	5,753
Cummins, Inc.	5,655	3,586
PACCAR, Inc.	11,043	1,465
Parker-Hannifin Corp.	3,495	3,413
		14,217

Metals & Mining—0.3%
Freeport-McMoRan, Inc.	38,350	2,402
Oil, Gas & Consumable Fuels—1.7%
Devon Energy Corp.	76,580	3,456
ExxonMobil Holdings Corp.	41,055	6,382
Valero Energy Corp.	12,810	4,008
		13,846

Pharmaceuticals—3.3%
Eli Lilly & Co.	6,390	7,341
Johnson & Johnson	44,965	11,527
	Shares	Value

Pharmaceuticals—continued
Merck & Co., Inc.	57,830	$7,529
		26,397

Semiconductors & Semiconductor Equipment—11.1%
Advanced Micro Devices, Inc.(2)	20,420	9,723
Analog Devices, Inc.	12,450	4,574
Applied Materials, Inc.	16,650	8,453
Broadcom, Inc.	36,520	14,217
Lam Research Corp.	8,120	2,379
Micron Technology, Inc.	12,240	10,074
NVIDIA Corp.	199,150	39,979
		89,399

Software—3.8%
Cadence Design Systems, Inc.(2)	11,085	3,769
Microsoft Corp.	45,594	21,188
Palantir Technologies, Inc. Class A(2)	17,755	2,185
Palo Alto Networks, Inc.(2)	11,375	3,775
		30,917

Specialized REITs—0.9%
Equinix, Inc.	6,935	7,069
Specialty Retail—1.1%
Home Depot, Inc. (The)	7,280	2,417
Ross Stores, Inc.	24,605	6,177
		8,594

Technology Hardware, Storage & Peripherals—5.4%
Apple, Inc.	112,733	34,824
Dell Technologies, Inc. Class C	2,920	1,184
Sandisk Corp.(2)	1,675	2,035
Seagate Technology Holdings plc	6,300	5,393
		43,436

Textiles, Apparel & Luxury Goods—0.6%
Ralph Lauren Corp. Class A	12,740	4,845
Trading Companies & Distributors—0.4%
United Rentals, Inc.	3,215	3,470
Total Common Stocks (Identified Cost $381,439)		441,278

Total Long-Term Investments—92.3% (Identified Cost $661,780)		741,730

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2026
($ reported in thousands)
	Shares	Value

Short-Term Investment—5.0%
Money Market Mutual Fund—5.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 3.562%)(3)	40,320,323	$40,320
Total Short-Term Investment (Identified Cost $40,320)		40,320

TOTAL INVESTMENTS—97.3% (Identified Cost $702,100)		$782,050
Other assets and liabilities, net—2.7%		21,395
NET ASSETS—100.0%		$803,445

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
plc	Public Limited Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to a value of $122,084 or 15.2% of net assets.

(2)	Non-income producing.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of July 31, 2026, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at July 31, 2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$238,039	$—	$238,039
Equity Securities:
Convertible Preferred Stocks	62,413	62,413	—
Common Stocks	441,278	441,278	—
Money Market Mutual Fund	40,320	40,320	—
Total Investments	$782,050	$544,011	$238,039
There were no securities valued using significant unobservable inputs (Level 3) at July 31, 2026.
There were no transfers into or out of Level 3 related to securities held at July 31, 2026.
For information regarding the abbreviations, see the Key Investment Terms starting on page 16.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
July 31, 2026
(Reported in thousands except shares and per share amounts)

	AIO	NCV	NCZ
Assets
Investment in securities at value(1) (2)	$1,074,151	$601,939	$464,062
Cash	20,763	10,733	10,408
Receivables
Investment securities sold	—	2,385	1,885
Dividends and interest	3,847	4,803	3,538
Tax reclaims	2	—	—
Securities lending income	1	4	3
Prepaid Trustees’ retainer	20	9	7
Prepaid expenses and other assets (Note 4)	87	205	164
Total assets	1,098,871	620,078	480,067
Liabilities
Loan Payable (Note 8)	130,000	34,000	25,000
Mandatory redeemable preferred shares (Note 9A)	—	65,641 (a)	21,875 (b)
Payables
Collateral on securities loaned (Note 8)	4,863	—	1,867
Investment securities purchased	2,879	826	699
Investment advisory fees (Note 4)	1,198	371	286
Loan interest payable (Note 8)	527	132	99
Administration and accounting fees	116	67	53
Trustee deferred compensation plan (Note 4)	75	180	137
Professional fees	35	37	36
Dividend distributions	—	468	497
Interest on mandatory redeemable preferred shares (Note 9A)	—	321	107
Other accrued expenses	27	25	19
Total liabilities	139,720	102,068	50,675
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively) (Note 11)	—	100,000	109,000
Commitments and contingencies (Note 4C)	—	—	—
Net Assets Applicable to Common Shareholders	$959,151	$418,010	$320,392
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$— (c)	$1	$1
Capital paid in on shares of beneficial interest	629,341	592,137	453,809
Total distributable earnings (accumulated losses)	329,810	(174,128)	(133,418)
Net Assets Applicable to Common Shareholders	$959,151	$418,010	$320,392
Common Shares Issued and Outstanding	34,439,039	22,593,393	19,028,938
Net Asset Value Per Common Share(d)	$27.85	$18.50	$16.84
(1) Investment in securities at cost	$875,838	$577,905	$443,015
(2) Market value of securities on loan	$29,095	$—	$25,707

(a)	Liquidation preference $66,000, net of deferred offering costs of $359.
(b)	Liquidation preference $22,000, net of deferred offering costs of $125.
(c)	Amount is less than $500 (not in thousands).
(d)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
July 31, 2026
(Reported in thousands except shares and per share amounts)

	ACV	NFJ	NIE
Assets
Investment in securities at value(1)	$379,777	$1,482,234	$782,050
Cash	6,822	42,526	20,064
Deposits with broker for written options	18	—	90
Receivables
Investment securities sold	1,774	1,998	3,463
Dividends and interest	1,649	1,345	1,022
Tax reclaims	—	9	—
Prepaid Trustees’ retainer	6	31	17
Prepaid expenses and other assets (Note 4)	77	380	164
Total assets	390,123	1,528,523	806,870
Liabilities
Loan Payable (Note 9B and 10)	105,000	—	—
Written options at value (Note 3)(2)	—	1,911	—
Payables
Loan interest payable (Note 9B and 10)	1,039	—	—
Investment securities purchased	965	84	2,434
Investment advisory fees (Note 4)	335	1,159	693
Trustee deferred compensation plan (Note 4)	63	341	164
Administration and accounting fees	45	154	87
Professional fees	32	171	28
Other accrued expenses	33	97	19
Total liabilities	107,512	3,917	3,425
Commitments and contingencies (Note 4C)	—	—	—
Net Assets Applicable to Common Shareholders	$282,611	$1,524,606	$803,445
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$— (a)	$1	$— (a)
Capital paid in on shares of beneficial interest	224,494	1,238,049	645,892
Total distributable earnings (accumulated losses)	58,117	286,556	157,553
Net Assets Applicable to Common Shareholders	$282,611	$1,524,606	$803,445
Common Shares Issued and Outstanding	10,396,028	92,967,244	27,708,965
Net Asset Value Per Common Share(b)	$27.18	$16.40	$29.00
(1) Investment in securities at cost	$353,791	$1,287,410	$702,100
(2) Written options premiums received	$—	$2,282	$—

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)
SIX MONTHS ENDED July 31, 2026
($ reported in thousands)

	AIO	NCV	NCZ
Investment Income
Interest	$6,576	$8,994	$6,631
Dividends	4,464	1,605	1,264
Security lending, net of fees	56	65	49
Foreign taxes withheld	(61)	—	—
Total investment income	11,035	10,664	7,944
Expenses
Investment advisory fees	6,645	2,132	1,639
Administration and accounting fees	559	323	251
Printing fees and expenses	136	28	21
Professional fees	36	30	29
Trustees’ fees and expenses	26	12	9
Transfer agent fees and expenses	6	12	9
Custodian fees	4	2	2
Miscellaneous expenses	35	56	55
Total expenses before interest expense	7,447	2,595	2,015
Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares (Note 9A)	—	2,048	688
Loan interest (Note 8)	2,795	731	538
Total expenses after interest expense	10,242	5,374	3,241
Net investment income (loss)	793	5,290	4,703
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	114,448	45,186	35,854
Net change in unrealized appreciation (depreciation) on:
Investments	20,669	(8,406)	(5,690)
Net realized and unrealized gain (loss) on investments	135,117	36,780	30,164
Dividends on cumulative preferred shares from net investment income	—	(2,799)	(2,986)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$135,910	$39,271	$31,881
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
SIX MONTHS ENDED July 31, 2026
($ reported in thousands)

	ACV	NFJ	NIE
Investment Income
Interest	$3,066	$1,467	$1,969
Dividends	1,346	10,478	3,588
Foreign taxes withheld	—	(51)	—
Total investment income	4,412	11,894	5,557
Expenses
Investment advisory fees	1,915	6,361	3,953
Administration and accounting fees	208	743	420
Printing fees and expenses	49	171	65
Professional fees	29	140	36
Custodian fees	8	3	3
Transfer agent fees and expenses	8	21	5
Trustees’ fees and expenses	8	41	24
Miscellaneous expenses	50	87	28
Total expenses before interest expense	2,275	7,567	4,534
Loan interest (Note 9B and 10)	2,222	—	—
Total expenses after interest expense	4,497	7,567	4,534
Net investment income (loss)	(85)	4,327	1,023
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	35,458	181,083	70,772
Written options	26	(28,937)	135
Net change in unrealized appreciation (depreciation) on:
Investments	(10,951)	46,630	(17,746)
Written options	(6)	192	(33)
Net realized and unrealized gain (loss) on investments	24,527	198,968	53,128
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$24,442	$203,295	$54,151
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)

	AIO		NCV
	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31, 2026	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31, 2026
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$793	$2,048	$5,290	$12,195
Net realized gain (loss)	114,448	115,763	45,186	50,058
Net change in unrealized appreciation (depreciation)	20,669	31,645	(8,406)	21,883
Increase (decrease) in net assets resulting from operations	135,910	149,456	42,070	84,136
Dividends on Cumulative Preferred Shares from Net Investment Income	—	—	(2,799)	(5,625)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	—	—	39,271	78,511
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(33,061)*	(102,970)	(18,436)*	(7,088)
Return of capital	—	—	—	(29,784)
Dividends and Distributions to Common Shareholders	(33,061)	(102,970)	(18,436)	(36,872)
Reinvestment of distributions resulting in the issuance of common stock (AIO: 0 and 63,685 shares, respectively; NCV: 0 and 0 shares, respectively)	—	1,432	—	—
Increase (decrease) in net assets from capital transactions	—	1,432	—	—
Net increase (decrease) in net assets	102,849	47,918	20,835	41,639
Net Assets
Beginning of period	856,302	808,384	397,175	355,536
End of period	$959,151	$856,302	$418,010	$397,175

*	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	NCZ		ACV
	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31, 2026	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31, 2026
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$4,703	$10,629	$(85)	$536
Net realized gain (loss)	35,854	39,613	35,484	36,058
Net change in unrealized appreciation (depreciation)	(5,690)	17,463	(10,957)	16,855
Increase (decrease) in net assets resulting from operations	34,867	67,705	24,442	53,449
Dividends on Cumulative Preferred Shares from Net Investment Income	(2,986)	(5,995)	—	—
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	31,881	61,710	—	—
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(13,701)*	(4,964)	(11,226)*	(26,399)
Return of capital	—	(22,438)	—	—
Dividends and Distributions to Common Shareholders	(13,701)	(27,402)	(11,226)	(26,399)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (NCZ: 0 and 0 shares, respectively; ACV: 5,801 and 16,191 shares, respectively)	—	—	145	409
Increase (decrease) in net assets from capital transactions	—	—	145	409
Net increase (decrease) in net assets	18,180	34,308	13,361	27,459
Net Assets
Beginning of period	302,212	267,904	269,250	241,791
End of period	$320,392	$302,212	$282,611	$269,250

*	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	NFJ		NIE
	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31, 2026	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31, 2026
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$4,327	$15,379	$1,023	$3,389
Net realized gain (loss)	152,146	76,072	70,907	75,536
Net change in unrealized appreciation (depreciation)	46,822	57,479	(17,779)	35,409
Increase (decrease) in net assets resulting from operations	203,295	148,930	54,151	114,334
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(56,710)*	(99,400)	(29,926)*	(69,993)
Return of capital	—	(15,477)	—	—
Dividends and Distributions to Common Shareholders	(56,710)	(114,877)	(29,926)	(69,993)
From Capital Share Transactions
Common shares repurchased (Note 13) (NFJ: 0 and 1,834,337 shares, respectively; NIE: 0 and 0 shares, respectively)	—	(23,430)	—	—
Increase (decrease) in net assets from capital transactions	—	(23,430)	—	—
Net increase (decrease) in net assets	146,585	10,623	24,225	44,341
Net Assets
Beginning of period	1,378,021	1,367,398	779,220	734,879
End of period	$1,524,606	$1,378,021	$803,445	$779,220

*	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year.
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Unaudited)
SIX MONTHS ENDED July 31, 2026
($ reported in thousands)

	AIO	NCV	NCZ	ACV
Increase (Decrease) in cash
Cash Flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$135,910	$39,271	$31,881	$24,442
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	603,244	362,494	283,922	241,897
(Increase) Decrease in investment securities sold receivable	177	(144)	(111)	384
Purchases of long-term investments	(567,998)	(343,139)	(269,616)	(226,549)
Increase (Decrease) in investment securities purchased payable	(1,640)	(2,774)	(2,059)	(959)
Net (purchases) or sales of short-term investments	7,471	10,172	10,517	(3,118)
Net purchases or (sales) in written options	—	—	—	(212)
Net change in unrealized (appreciation)/depreciation on long-term investments	(20,669)	8,406	5,690	10,951
Net change in unrealized (appreciation)/depreciation on written options	—	—	—	6
Net realized (gain)/loss on investments	(114,448)	(45,186)	(35,854)	(35,458)
Net realized (gain)/loss from written options	—	—	—	(26)
Amortization of premium and accretion of discounts on investments	171	(439)	(355)	(151)
Amortization of deferred offering costs on mandatory redeemable preferred shares	—	82	34	—
Proceeds from litigation settlements	—	4	2	2
(Increase) Decrease in tax reclaims receivable	13	—	—	—
(Increase) Decrease in dividends and interest receivable	(720)	(297)	(223)	(117)
(Increase) Decrease in security lending receivable	9	8	7	—
(Increase) Decrease in prepaid expenses and other assets	(12)	(17)	(18)	(7)
(Increase) Decrease in prepaid trustees’ retainer	(2)	—	(1)	—
Increase (Decrease) in loan interest payable	30	7	6	(1)
Increase (Decrease) in payable for collateral securities on loan	(13,137)	(10,000)	(7,814)	—
Increase (Decrease) in affiliated expenses payable	195	57	45	30
Increase (Decrease) in non-affiliated expenses payable	(49)	(57)	(56)	(34)
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	—	2	—	—
Cash provided by (used for) operating activities	28,545	18,450	15,997	11,080
Cash provided (used for) financing activities:
Cash distributions paid to shareholders	(33,061)	(18,449)	(13,713)	(11,081)
Cash provided (used for) financing activities:	(33,061)	(18,449)	(13,713)	(11,081)
Net increase (decrease) in cash
Net increase (decrease) in cash	(4,516)	1	2,284	(1)
Restricted and unrestricted cash at beginning of period	25,279	10,732	8,124	6,841
Restricted and unrestricted cash at end of period	$20,763	$10,733	$10,408	$6,840
Supplemental cash flow information:
Reinvestment of dividends and distributions	$—	$—	$—	$145
Cash paid during the period for interest expense on loan payable	$2,765	$724	$532	$2,223
Cash paid during the period for interest to mandatory redeemable preferred shares	$—	$2,048	$688	$—

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities
Cash	$20,763	$10,733	$10,408	$6,822
Deposits with broker for written options	—	—	—	18
	$20,763	$10,733	$10,408	$6,840
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Six Months Ended 2026 (Unaudited)	Year Ended January 31,				Fiscal Period March 1, 2021 to January 31, 2022(1)	Year Ended February 28, 2021
		2026	2025	2024	2023
PER SHARE DATA:
Net asset value, beginning of period	$24.86	$23.52	$20.61	$19.92	$24.18	$29.20	$19.89
Income (loss) from investment operations:
Net investment income (loss)(2)	0.02	0.06	0.01	(0.03)	(0.01)	(0.18)	(0.08)
Net realized and unrealized gain (loss)	3.93	4.27	4.70	2.52	(2.45)	0.01	11.88
Payment from affiliate	—	—	— (3)	—	—	—	—
Total from investment operations	3.95	4.33	4.71	2.49	(2.46)	(0.17)	11.80
Dividends and Distributions to Shareholders:
Net investment income	(0.96)	(0.89)	(1.07)	(0.50)	(1.39)	(1.40)	—
Net realized gains	—	(2.10)	(0.73)	—	—	(3.45)	(2.49)
Return of capital	—	—	—	(1.30)	(0.41)	—	—
Total dividends and distributions to shareholders	(0.96)	(2.99)	(1.80)	(1.80)	(1.80)	(4.85)	(2.49)
Net asset value, end of period	$27.85	$24.86	$23.52	$20.61	$19.92	$24.18	$29.20
Market value, end of period	$25.22	$22.64	$25.02	$18.68	$17.42	$23.58	$27.41
Total return, net asset value(4), (5)	16.01%	19.83%	23.83%(6)	13.56%	(10.03)%	(1.85)%	— %(7)
Total return, market value(4), (5)	15.78%	2.86%	45.60%(6)	18.84%	(18.42)%	2.75%	71.09%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(8), (9)	2.19%	2.32%	2.54%	2.71%	2.04%	1.47%(10), (11)	1.42%(10)
Ratio of total expenses after interest expense to average net assets(8)	2.19%	2.41%	2.64%	2.82%	2.17%	1.56%(10), (11)	1.43%(10)
Ratio of net investment income (loss) to average net assets(8)	0.17%	0.25%	0.04%	(0.17)%	(0.04)%	(0.66)%(10), (11)	(0.33)%(10)
Portfolio turnover rate(4)	55%	118%	94%	75%	53%	53%	103%
Net assets, end of period (000’s)	$959,151	$856,302	$808,384	$707,738	$684,123	$830,479	$1,002,838
Loan payable, end of period (000’s)	$130,000	$130,000	$130,000	$130,000	$130,000	$30,000	$30,000
Asset coverage, per $1,000 principal amount of loan payable	$8,378	$7,587	$7,218	$6,444	$6,262	$28,683	$34,428

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Not annualized for periods less than one year.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)	Payment from affiliate had no impact on total return.
(7)	Return not disclosed.
(8)	Annualized for periods less than one year.
(9)
Ratio of net expenses, before interest expense, was 1.59%, 1.54%, 1.56%, 1.58%, 1.55%, 1.43%, and 1.40% for the six months ended July 31, 2026, years ended January 31,
2026, 2025, 2024, 2023, period ended January 31, 2022, and year ended February 28,2021, respectively.

(10)	Inclusive of excise tax expense of 0.06%(4) for the period ended January 31, 2022.
(11)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31,				Fiscal Period March 1, 2021 to January 31, 2022(1), (2)	Year Ended February 28, 2021(1)
		2026	2025(1)	2024(1)	2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$17.58	$15.74	$14.72	$16.32	$22.20	$25.84	$21.32
Income (loss) from investment operations:
Net investment income (loss)(3)	0.23	0.54	0.60	0.56	0.76	0.84	1.48
Net realized and unrealized gain (loss)	1.63	3.18	2.31	(0.20)	(4.36)	(2.36)	5.40
Total from investment operations	1.86	3.72	2.91	0.36	(3.60)	(1.52)	6.88
Dividends on Preferred Shares from Net Investment Income:	(0.12)	(0.25)	(0.25)	(0.24)	(0.44)	(0.24)	(0.28)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.74	3.47	2.66	0.12	(4.04)	(1.76)	6.60
Dividends and Distributions to Shareholders:
Net investment income	(0.82)	(0.31)	(0.44)	(0.28)	(0.44)	(0.64)	(1.24)
Return of capital	—	(1.32)	(1.20)	(1.44)	(1.60)	(1.24)	(0.84)
Total dividends and distributions to shareholders	(0.82)	(1.63)	(1.64)	(1.72)	(2.04)	(1.88)	(2.08)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	—	0.20	—	—
Net asset value, end of period	$18.50	$17.58	$15.74	$14.72	$16.32	$22.20	$25.84
Market value, end of period	$16.75	$15.99	$14.52	$13.12	$15.84	$21.24	$22.72
Total return, net asset value(4), (5)	10.02%	23.85%	19.01%	0.98%	(17.30)%	(7.41)%	— %(6)
Total return, market value(4), (5)	10.02%	23.27%	24.58%	(6.04)%	(15.20)%	1.14%	24.29%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	2.62%	2.82%	3.06%	3.41%	2.08%(10)	1.39%	1.45%
Ratio of total expenses after interest expense to average net assets(7), (9)	2.62%	2.93%	3.18%	3.54%	2.27%(10)	1.55%	1.48%
Ratio of net investment income (loss) to average net assets(7), (9)	2.58%	3.39%	4.01%	3.83%	4.38%	3.69%	7.04%
Portfolio turnover rate(4)	59%	117%	116%	107%	71%	54%	73%
Net assets, end of period (000’s)	$418,010	$397,175	$355,536	$332,823	$368,409	$501,250	$583,944
Loan payable, end of period (000’s)	$34,000	$34,000	$34,000	$34,000	$170,000	$28,852	$28,852
Mandatory redeemable preferred shares, end of period (000’s)	$66,000	$66,000	$66,000	$66,000	$—	$—	$—
Asset coverage, per $1,000 principal amount of loan payable(11)	$18,177	$17,564	$16,339	$15,671	$3,755	$29,578	$32,444
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(12)	$77	$75	$69	$67	$59	$61	$70
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	N/A	N/A	N/A	$60,587	$70,027
Cumulative Preferred shares average market value(13)	$20.87	$21.68	$22.21	$21.46	$23.64	$24.23	$25.91

(1)
The Fund had a 1-for-4 reverse stock split effective February 10, 2025. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 13 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022	Year Ended February 28, 2021
	2025	2024	2023
Net Asset Value (prior to reverse stock split)	$3.93	$3.68	$4.08	$5.55	$6.46
Market Price (prior to reverse stock split)	3.63	3.28	3.96	5.31	5.68

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	The Fund had a fiscal year end change from February 28 to January 31.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)	Return not disclosed.
(7)	Annualized for periods less than one year.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
(8)
Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.29%, 1.26%, 1.31%, 1.30%, 1.46%, 1.31%, and 1.35% for the six months ended July 31, 2026, years ended January 31, 2026, 2025, 2024 and 2023, period ended January 31, 2022 and year ended February 28, 2021, respectively.

(9)	Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.
(10)	Inclusive of tender offer expenses of 0.03% for the year ended January 31, 2023.
(11)
Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively,
“total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.

(12)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(13)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31,				Fiscal Period March 1, 2021 to January 31, 2022(1), (2)	Year Ended February 28, 2021(1)
		2026	2025(1)	2024(1)	2023(1)
PER SHARE DATA:
Net asset value, beginning of period	$15.88	$14.08	$13.08	$14.52	$19.84	$23.16	$19.16
Income (loss) from investment operations:
Net investment income (loss)(3)	0.25	0.56	0.62	0.60	0.72	0.76	1.36
Net realized and unrealized gain (loss)	1.59	3.00	2.14	(0.20)	(3.92)	(2.16)	4.80
Total from investment operations	1.84	3.56	2.76	0.40	(3.20)	(1.40)	6.16
Dividends on Preferred Shares from Net Investment Income:	(0.16)	(0.32)	(0.32)	(0.32)	(0.48)	(0.28)	(0.32)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.68	3.24	2.44	0.08	(3.68)	(1.68)	5.84
Dividends and Distributions to Shareholders:
Net investment income	(0.72)	(0.26)	(0.36)	(0.20)	(0.32)	(0.48)	(1.08)
Return of capital	—	(1.18)	(1.08)	(1.32)	(1.48)	(1.16)	(0.76)
Total dividends and distributions to shareholders	(0.72)	(1.44)	(1.44)	(1.52)	(1.80)	(1.64)	(1.84)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	—	0.16	—	—
Net asset value, end of period	$16.84	$15.88	$14.08	$13.08	$14.52	$19.84	$23.16
Market value, end of period	$15.46	$14.47	$13.08	$11.52	$13.32	$18.48	$20.04
Total return, net asset value(4), (5)	10.74%	24.86%	19.83%	0.76%	(17.84)%	(7.95)%	— %(6)
Total return, market value(4), (5)	12.09%	23.45%	27.69%	(1.94)%	(17.85)%	(0.19)%	22.81%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	2.07%	2.22%	2.43%	2.74%	2.00%(10)	1.40%	1.44%
Ratio of total expenses after interest expense to average net assets(7), (8)	2.07%	2.32%	2.55%	2.87%	2.18%(10)	1.55%	1.47%
Ratio of net investment income (loss) to average net assets(7), (8)	3.00%	3.91%	4.59%	4.44%	4.57%	3.73%	7.18%
Portfolio turnover rate(4)	60%	119%	118%	108%	72%	54%	73%
Net assets, end of period (000’s)	$320,392	$302,212	$267,904	$248,849	$276,002	$377,882	$440,994
Loan payable, end of period (000’s)	$25,000	$25,000	$25,000	$25,000	$95,000	$—	$—
Mandatory redeemable preferred shares, end of period (000’s)	$22,000	$22,000	$22,000	$22,000	$—	$—	$—
Asset coverage, per $1,000 principal amount of loan payable(11)	$19,056	$18,328	$16,956	$16,194	$5,053	$—	$—
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(12)	$76	$73	$68	$65	$59	$60	$65
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	N/A	N/A	N/A	$59,793	$65,454
Cumulative Preferred shares average market value(13)	$20.35	$20.86	$21.08	$21.08	$23.53	$23.92	$25.64

(1)
The Fund had a 1-for-4 reverse stock split effective February 10, 2025. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 13 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	Year Ended January 31,			Fiscal Period March 1, 2021 to January 31, 2022	Year Ended February 28, 2021
	2025	2024	2023
Net Asset Value (prior to reverse stock split)	$3.52	$3.27	$3.63	$4.96	$5.79
Market Price (prior to reverse stock split)	3.27	2.88	3.33	4.62	5.01

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	The Fund had a fiscal year end change from February 28 to January 31.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(6)	Return not disclosed.
(7)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
(8)	Annualized for periods less than one year.
(9)
Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.29%, 1.27%, 1.33%, 1.33%, 1.53%, 1.35%, and 1.39% for the six months ended July 31, 2026, years ended January 31, 2026, 2025, 2024, 2023, period ended January 31, 2022 and year ended February 28, 2021, respectively.

(10)	Inclusive of tender offer expenses of 0.03% for the year ended January 31, 2023.
(11)
Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively,
“total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.

(12)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(13)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31,
		2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period	$25.91	$23.31	$20.85	$21.22	$27.25	$35.15
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)	0.05	0.15	0.02	(0.02)	(0.17)
Net realized and unrealized gain (loss)	2.36	5.09	4.47	1.77	(3.65)	0.09
Total from investment operations	2.35	5.14	4.62	1.79	(3.67)	(0.08)
Dividends and Distributions to Common Shareholders:
Net investment income	(1.08)	(2.18)	(1.60)	—	(2.16)	(2.02)
Net realized gains	—	(0.36)	—	—	(0.20)	(5.80)
Return of capital	—	—	(0.56)	(2.16)	—	—
Total dividends and distributions to common shareholders	(1.08)	(2.54)	(2.16)	(2.16)	(2.36)	(7.82)
Net asset value, end of period	$27.18	$25.91	$23.31	$20.85	$21.22	$27.25
Market value, end of period	$26.74	$27.89	$22.92	$22.44	$22.62	$27.75
Total return, net asset value(2), (3)	9.09%	23.79%	23.35%	9.20%	(13.45)%	(2.32)%
Total return, market value(2), (3)	(0.16)%	35.53%	12.80%	10.61%	(9.06)%	7.46%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(4), (5)	3.23%	3.63%	3.77%	3.95%	3.36%	2.47%(6)
Ratio of total expenses after interest expense to average net assets(4)	3.23%	3.73%	3.87%	4.06%	3.49%	2.55%(6)
Ratio of net investment income (loss) to average net assets(4)	(0.06)%	0.22%	0.68%	0.09%	(0.07)%	(0.48)%(6)
Portfolio turnover rate(2)	63%	122%	148%	119%	94%	108%
Net assets, end of period (000’s)	$282,611	$269,250	$241,791	$216,157	$219,853	$282,348
Loan payable, end of period (000’s)	$105,000	$105,000	$75,000	$75,000	$75,000	$75,000
Mandatory redeemable preferred shares, end of period (000’s)	$—	$—	$30,000	$30,000	$30,000	$30,000
Asset coverage, per $1,000 principal amount of loan payable(7)	$3,692	$3,564	$4,624	$4,282	$4,331	$5,165
Asset coverage ratio on total leverage (8)	369%	356%	330%	306%	309%	369%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(9)	N/A	N/A	$83	$76	$77	$92

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(4)	Annualized for periods less than one year.
(5)
Ratio of net expenses, before interest expense to average net assets was 1.59%, 1.74%, 1.65%, 2.28%, 2.17%, and 1.85% for the six months ended July 31, 2026, years ended
January 31, 2026, 2025, 2024, 2023 and 2022, respectively.

(6)	Inclusive of excise tax expense of 0.04% for the year ended January 31, 2022.
(7)
Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by borrowings at the end of the period multiplied by $1,000.

(8)
Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.

(9)
Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25. The mandatory redeemable preferred shares were redeemed in full on
October 2, 2025.

See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31,
		2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period	$14.82	$14.42	$14.22	$14.19	$16.33	$15.21
Income (loss) from investment operations:
Net investment income (loss)(1)	0.05	0.16	0.20	0.19	0.08	0.05
Net realized and unrealized gain (loss)	2.14	1.43	1.17	0.82	(1.22)	1.97
Total from investment operations	2.19	1.59	1.37	1.01	(1.14)	2.02
Dividends and Distributions to Shareholders:
Net investment income	(0.61)	(0.33)	(0.44)	(0.98)	(0.98)	(0.90)
Net realized gains	—	(0.73)	(0.73)	—	(0.02)	—
Return of capital	—	(0.16)	—	—	—	—
Total dividends and distributions to shareholders	(0.61)	(1.22)	(1.17)	(0.98)	(1.00)	(0.90)
Anti-dilutive impact of share repurchase program (Note 13)	—	0.03	—	—	—	—
Net asset value, end of period	$16.40	$14.82	$14.42	$14.22	$14.19	$16.33
Market value, end of period	$15.22	$13.48	$13.05	$12.18	$12.31	$14.73
Total return, net asset value(2), (3)	15.21%	12.11%	9.90%	7.60%	(6.71)%	13.39%
Total return, market value(2), (3)	17.93%	13.65%	17.41%	7.37%	(9.24)%	17.77%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(4)	1.07%	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of total expenses to average net assets(4)	1.07%	1.05%	1.06%	1.06%	1.08%	1.06%
Ratio of net investment income (loss) to average net assets(4)	0.61%	1.16%	1.39%	1.39%	0.58%	0.28%
Portfolio turnover rate(2)	66%	99%	58%	102%	60%	63%
Net assets, end of period (000’s)	$1,524,606	$1,378,021	$1,367,398	$1,347,891	$1,345,311	$1,548,372

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(4)	Annualized for periods less than one year.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND (NIE)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Six Months Ended July 31, 2026 (Unaudited)	Year Ended January 31,
		2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of period	$28.12	$26.52	$23.82	$22.43	$30.32	$30.91
Income (loss) from investment operations:
Net investment income (loss)(1)	0.04	0.12	0.21	0.18	0.11	(0.09)
Net realized and unrealized gain (loss)	1.92	4.01	4.49	3.21	(4.02)	2.77
Total from investment operations	1.96	4.13	4.70	3.39	(3.91)	2.68
Dividends and Distributions to Shareholders:
Net investment income	(1.08)	(0.87)	(1.97)	(1.11)	(2.00)	(1.52)
Net realized gains	—	(1.66)	(0.03)	—	(1.98)	(1.75)
Return of capital	—	—	—	(0.89)	—	—
Total dividends and distributions to shareholders	(1.08)	(2.53)	(2.00)	(2.00)	(3.98)	(3.27)
Net asset value, end of period	$29.00	$28.12	$26.52	$23.82	$22.43	$30.32
Market value, end of period	$25.95	$25.45	$24.91	$21.33	$20.28	$27.33
Total return, net asset value(2), (3)	7.07%	16.60%	20.45%	16.05%	(12.54)%	8.22%
Total return, market value(2), (3)	6.40%	13.25%	27.08%	15.95%	(10.96)%	9.80%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(4)	1.15%	1.07%	1.07%	1.07%	1.07%	1.12%(5)
Ratio of total expenses to average net assets(4)	1.15%	1.15%	1.16%	1.17%	1.18%	1.22%(5)
Ratio of net investment income (loss) to average net assets(4)	0.26%	0.46%	0.84%	0.78%	0.41%	(0.28)%(5)
Portfolio turnover rate(2)	63%	116%	152%	104%	76%	71%
Net assets, end of period (000’s)	$803,445	$779,220	$734,879	$659,977	$621,644	$840,257

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)
Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported.
Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase
Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.

(4)	Annualized for periods less than one year.
(5)	Inclusive of excise tax expense of 0.05% for the year ended January 31, 2022.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)
July 31, 2026
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund (AIO), Convertible & Income Fund (NCV), Convertible & Income Fund II (NCZ), Diversified Income & Convertible Fund (ACV), Dividend, Interest & Premium Strategy Fund (NFJ), and Equity & Convertible Income Fund (NIE) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, January 17, 2003, April 22, 2003, March 10, 2015, August 20, 2003 and December 12, 2006, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Funds’ investment objectives are outlined in the Manager’s Discussion of Fund Performance pages. AIO will terminate on or around October 29, 2031, and ACV will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement which is May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of each Fund’s respective Amended and Restated Agreement and Declaration of Trust.
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.
Security Valuation
The Funds’ Board of Trustees (the “Board”) has designated the Virtus Investment Advisers, LLC (“Adviser”) as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
 • Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
 • Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
 • Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indices, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.
Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.
Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may invest in securities of foreign issuers which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.
Distributions to Shareholders
AIO, NCV, NCZ and ACV pay distributions on a monthly basis. NFJ and NIE pay distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
AIO and ACV have a Managed Distribution Plan which currently provides for each of the Funds to make a monthly distribution of $0.18 per share, NIE and NFJ have a Managed Distribution Plan which currently provides for the Funds to make a quarterly distribution of $0.58 per share and $0.305 per share, respectively.
E.
Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.
Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.
Convertible Securities
The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.
Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.
Equity-Linked Notes
Certain Funds may invest in equity-linked notes (“ELNs”). ELNs are hybrid derivative instruments in a single note form that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund or an index or basket of stocks) and one or more equity derivatives, such as put or call options, or a combination thereof. Unlike a direct investment in equity securities, ELNs have a maturity date. The terms of an ELN may also provide for the periodic interest payments to holders at either a fixed or floating rate. Upon maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. If the underlying securities have depreciated in value or their price appreciates or depreciates outside of a preset range (depending on the type of ELN), a Fund may receive only the principal amount of the note or less than the principal amount of the note, or may potentially lose the entire principal invested in the ELN. Investments in ELNs possess the risks associated with the underlying securities such as market risk and, as applicable, foreign securities and currency risks. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. A Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. As a holder of an ELN, a Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends.
ELNs utilized by a Fund may involve synthetic exposure to options that can create economic leverage risk which, depending on the performance of the underlying securities, could magnify or otherwise increase investment losses to such Fund and result in losses on the ELN that exceed the losses of the underlying securities.
J.
When-Issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
K.
Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
L.
Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
M.
Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, and deposit with brokers for written options.
N.
Segment Reporting
ASC 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess the Funds’ performance. Each Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of each Fund’s Board, management of the Funds’ Adviser acts as the respective Fund’s CODM. The CODM monitors each Fund’s operating results as a whole, and each Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in each Fund’s financial statements. Adoption of the new standard impacted each Fund’s financial statement note disclosures only and did not affect any Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.
Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
During the six months ended July 31, 2026, ACV, NFJ and NIE invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at July 31, 2026:
Statement Line Description	Primary Risk	NFJ
Liability Derivatives
Written options at value	Equity contracts	$(1,911)
Total Liabilities		$(1,911)

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the six months ended July 31, 2026:
Statement Line Description	Primary Risk	ACV	NFJ	NIE
Net Realized Gain (Loss) from
Written options	Equity contracts	$26	$(28,937)	$135
Total		$26	$(28,937)	$135
Net Change in Unrealized Appreciation (Depreciation) on
Written options	Equity contracts	$(6)	$192	$(33)
Total		$(6)	$192	$(33)

The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the six months ended July 31, 2026.
	ACV	NFJ	NIE
Written Options(1)	$ 21	$1,863	$ 109

(1)	Average premium amount.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.
Investment Adviser
The Adviser an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily managed assets of each Fund:

Fund	Advisory Fee
AIO	1.25%
NCV	0.70
NCZ	0.70
ACV	1.00
NFJ	0.90
NIE	1.00
AIO defines managed assets as the total assets of the Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). NCV and NCZ define managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). ACV defines managed assets as the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). NFJ and NIE define managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
B.
Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the July 31, 2026 is as follows:

Fund	Subadviser
AIO	Voya IM(1)
NCV	Voya IM(1)
NCZ	Voya IM(1)
ACV	Voya IM(1)
NFJ (Equity and Options Portfolios)	NFJ Investment Group (2)
NFJ (Fixed Income Portfolio)	Voya IM(1)
NIE	Voya IM(1)
(1) Voya Investment Management Co. LLC (“Voya IM”).
(2) NFJ Investment Group, LLC (“NFJ Investment Group”), an indirect, wholly-owned subsidiary of Virtus.
C.
Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.
	Expiration
Fund	2027	2028	2029	Total
AIO	$294	$761	$759	$1,814
NCV	157	421	369	947
NCZ	111	305	266	682
ACV	61	224	251	536
NFJ	658	1,307	1,231	3,196
NIE	263	605	609	1,477
During the six months ended July 31, 2026, the Adviser did not recapture expenses.
D.
Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily managed assets. This fee is calculated daily and paid monthly.
For the six months ended July 31, 2026, the Funds incurred administration fees totaling $2,364 which are included in the Statements of Operations within the line item “Administration and accounting fees”.
E.
Trustees’ Fees
For the six months ended July 31, 2026, the Funds incurred Trustees’ fees totaling $111 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
F.
Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that is, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the six months ended July 31, 2026, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
G.
Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of their compensation from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust and Virtus Strategy Trust selected by the Independent Trustee from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for the Independent Trustees. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and to the extent permitted by the 1940 Act, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, short-term securities and derivatives) during the six months ended July 31, 2026, were as follows:
	Purchases	Sales
AIO	$567,998	$603,244
NCV	343,139	362,494
NCZ	269,616	283,922
ACV	226,549	241,897
NFJ	903,411	1,014,030
NIE	467,774	507,946
Note 6. Federal Income Tax Information
($ reported in thousands)
At July 31, 2026, the approximate aggregate cost basis and unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AIO	$876,228	$219,362	$ (21,439)	$197,923
NCV	579,475	58,529	(36,065)	22,464
NCZ	444,250	46,880	(27,068)	19,812
ACV	354,377	36,524	(11,124)	25,400
NFJ	1,287,952	233,639	(39,356)	194,283
NFJ (Written options)	(2,282)	1,084	(713)	371
NIE	703,682	97,145	(18,777)	78,368
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended January 31, 2026, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
NCV	$51,702	$173,295
NCZ	38,352	138,111
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of AIO, NCV, NCZ and ACV leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Note 8. Liquidity Facility and Securities Lending
($ reported in thousands)
AIO, NCV and NCZ have a Master Margin Loan Agreement (the “MMLA”) and a Securities Lending Authorization Agreement (the “SLAA” and together with the MMLA, the “BNY Facilities”) with The Bank of New York (“BNY”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNY. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash collateral received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the borrower, BNY returns the cash collateral to the borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNY for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At July 31, 2026, the securities loaned were subject to the SLAA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Invested in Short-Term Money Market Fund(1)	Cash Collateral used for borrowing(2)	Net Amount(3)
AIO	$29,095	$4,863	$24,232	$ —
NCZ	25,707	1,867	23,840	—

(1)	Amount invested in a Money Market Mutual Fund with an Overnight and Continuous contractual maturity.
(2)
Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.

(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.
At July 31, 2026, the maximum capital commitment amounts under the MMLA were $130,000, $34,000 and $25,000, for AIO, NCV and NCZ, respectively. Interest on amounts drawn under each MMLA is charged at a daily rate, and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of July 31, 2026, AIO, NCV and NCZ used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments in Securities, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as “Loan Payable” and/or “Collateral on securities loaned.” The interest rate charged at July 31, 2026 was 3.98% for AIO, 3.98% for NCV and 3.98% for NCZ. The expense is included in the Funds’ Statements of Operations under “Loan interest”.
For the six months ended July 31, 2026, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNY Facilities were as follows:
Fund	Outstanding Borrowings	Average Borrowing	Weighted Average Interest Rate	Days Outstanding	Loan Interest Expense
AIO	$130,000 (a)	$130,000	4.28%	181	2,795
NCV	34,000 (b)	34,000	4.28	181	731
NCZ	25,000 (c)	25,000	4.28	181	538

(a)	Represents $25,000 received through the SLAA and $105,000 received through the MMLA.
(b)	Full amount received through the MMLA.
(c)	Full amount received through the SLAA.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
Note 9. Long-Term Financing Arrangements
($ reported in thousands except per share amounts)
A. Mandatory Redeemable Preferred Shares
On May 26, 2023, NCV and NCZ each completed a MRPS private placement with a single institutional investor. NCV issued $51,000 in Series A MRPS with a mandatory redemption date of May 26, 2028, and $15,000 in Series B MRPS with a mandatory redemption date of May 26, 2030. NCZ issued $22,000 in Series A MRPS with a mandatory redemption date of May 26, 2028.
The estimated fair value of Series A and B (as applicable) MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield plus a market spread for the issuance of preferred shares. The MRPS are categorized as Level 2 within the fair value hierarchy.
The following table summarizes the key terms of the MRPS and their estimated fair value at July 31, 2026:
Fund	Mandatory Redemption Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference	Estimated Fair Value
NCV Series A	May 26, 2028	5.95%	2,040,000	$25.00	$51,000	$51,689
NCV Series B	May 26, 2030	5.95%	600,000	$25.00	$15,000	$15,127
NCZ Series A	May 26, 2028	5.95%	880,000	$25.00	$22,000	$22,297
Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from KBRA, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Interest expense is accrued daily and paid quarterly and are presented in the applicable Fund’s Statement of Assets & Liabilities as “Interest on mandatory redeemable preferred shares”. For the six months ended July 31, 2026, NCV incurred $1,965 and NCZ incurred $654 in interest expense on MRPS. The MRPS are senior, with priority in all respects, to the respective Fund’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares issued by the respective Fund, and rank junior to the Fund’s indebtedness, including any Notes, Margin Loan Financing, Liquidity Facility and any other senior secured indebtedness. Each of NCV and NCZ may redeem all or any part of its MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, each Fund is subject to periodic asset coverage testing. If a Fund’s asset coverage is insufficient, it may be required to redeem some or all of its MRPS.
NCV and NCZ incurred costs in connection with the issuance of the MRPS. These costs were recorded as a deferred offering cost and are being amortized over the respective life of each series of MRPS. Amortization of these deferred offering costs of $83 for NCV and $34 for NCZ are included under the caption “Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRPS under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
B. Senior Secured Notes
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $50,000 in Senior Secured Notes (“Notes”) due November 22, 2029.
At July 31, 2026, ACV had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of ACV, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $970 is included in the ACV’s Statement of Operations.
The estimated fair value of the Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield with a similar maturity date, plus a market spread for the issuance of Notes. The senior secured notes are categorized as level 2 within the fair value hierarchy.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at July 31, 2026:
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$48,494
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.
Note 10. Margin Loan Financing
($ reported in thousands)
ACV has entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank for a commitment amount up to $55,000. Cash borrowings are secured by ACV’s assets that are held with the Fund’s custodian in a separate account. Interest is charged at the overnight bank funding rate (“OBFR”) plus an additional percentage rate on the amount borrowed and commitment fees are charged on the undrawn balance, if less than 75% of the commitment amount is borrowed at a given time.
For the six months ended July 31, 2026, the weighted average daily balance outstanding was $55,000 at the weighted average interest rate of 4.53%. With respect to the margin loan financing, loan interest expense of $1,253 is included in the ACV’s Statement of Operations.
At July 31, 2026, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$55,000	4.48%
Note 11. Cumulative Preferred Shares
($ reported in thousands except per share amounts)
In September 2018, NCV and NCZ each issued fixed-rate Series A Cumulative Preferred Shares. The shares are perpetual. To the extent permitted by the 1940 Act and Massachusetts law, the Funds may at any time, upon notice of redemption, redeem the Series A Cumulative Preferred Shares in whole or in part at the liquidation preference per share plus accumulated dividends through the date of redemption. Dividends are paid on a quarterly basis and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
The following table shows the details of the Cumulative Preferred Shares as of July 31, 2026:
Fund	Issue Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference
NCV	09/20/2018	5.625%	4,000,000	$25.00	$100,000
NCZ	09/11/2018	5.500	4,360,000	25.00	109,000
Note 12. Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 13. Capital Shares
At July 31, 2026, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.
Effective at the start of trading on Monday, February 10, 2025, NCV and NCZ implemented a 1-for-4 reverse stock split. NCV and NCZ shares are now trading on a split-adjusted basis under new CUSIP numbers (NCV: 92838X805 and NCZ: 92838U801). The net effect of the Funds’ reverse stock split was to decrease the number of the Funds’ outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Funds’ outstanding common shares declined, neither the Funds’ holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Funds’ outstanding common shares that such shareholder held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets and the per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.
At a February 2025 meeting, NFJ’s Board adopted a share repurchase program (the “Repurchase Program”), that seeks to enhance shareholder value by purchasing shares of the Fund in the open market at a discount to NAV. Pursuant to the Repurchase Program, the Fund is authorized to purchase, on a discretionary basis, up to 5% of its outstanding common shares as of February 13, 2025. The Fund began buying shares pursuant to the program on June 18, 2025. From the period of June 18, 2025, through January 31, 2026, the Fund repurchased 1,834,337 shares at an average price per share (including commissions) of $12.77. On March 9, 2026, the Board approved the renewal of its Repurchase Program. The Fund is currently authorized to purchase, on a discretionary basis, up to 5% of its outstanding shares as of March 4, 2026. For the six months ended July 31, 2026, there were no repurchases under the renewed Repurchase Program. As of July 31, 2026, there are 4,648,362 shares that are authorized for repurchase.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
On April 17, 2026, the Virtus Dividend, Interest & Premium Strategy Fund announced that its Board has approved a tender offer (“Tender Offer”) intended to enhance shareholder value, provide shareholders with an additional source of liquidity for their investment, and provide the potential to reduce the Fund’s trading discount to its net asset value per share (“NAV”). Pursuant to the terms of the Tender Offer, the Fund will offer to purchase for cash up to 25% of the Fund’s outstanding common shares at a price per share equal to 99.0% of the Fund’s NAV determined following the expiration of the Tender Offer. The Tender Offer is expected to commence on or about September 1, 2026.
Note 14. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at July 31, 2026:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
NCV	LiveStyle, Inc.	2/3/16-11/30/16	$—	$—	0.0%
	LiveStyle, Inc. Series B	2/3/16	411	—	0.0
NCZ	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16	411	—	0.0
ACV	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16	62	—	0.0
Note 15. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in aggregate, to be material to these financial statements.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.
Effective August 10, 2026, and as approved by the Board, ACV, AIO, NCV, NCZ and NIE implemented changes intended to strengthen implementation of the Funds’ long-standing income and distribution objectives. While ACV, AIO, NCV, NCZ, and NIE’s investment objectives, distribution philosophies, and roles within client portfolios remain unchanged, these refinements are intended to deliver more balanced and differentiated portfolios. The new structure brings a range of specialized investment teams with distinct investment disciplines. This approach is intended to help broaden diversification across investment disciplines and sources of return.
Fund	Asset Class	Portfolio Managers
NCV	Convertible Bonds	Justin M. Kass, CFA
	High Yield Bonds & Loans	George Goudelias

NCZ	Convertible Bonds	Justin M. Kass, CFA
	High Yield Bonds & Loans	George Goudelias

NIE	Convertible Bonds U.S. Growth Equities	Justin M. Kass, CFA Michael A. Sansoterra

ACV	Convertible Bonds High Yield Bonds & Loans U.S. Growth Equities Global Dividend Equities	Justin M. Kass, CFA George Goudelias Michael A. Sansoterra Kunal Ghosh

AIO	A.I. Convertible Bonds High Yield Bonds & Loans A.I. Focused Growth A.I. Infrastructure	Justin M. Kass, CFA George Goudelias Michael A. Sansoterra David D. Grumhaus, Jr.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
July 31, 2026
On September 1, 2026, NFJ announced the commencement of a tender offer beginning September 1, 2026, and expiring at 5:00 pm (Eastern) on October 5, 2026, unless the tender offer is extended.
On September 23, 2026, effective with the October distribution, ACV announced a 19% increase to its monthly distribution rate from $0.18 per share to $0.215 per share and AIO announced a 17% increase to its monthly distribution from $0.18 per share to $0.21 per share.

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures by calling toll-free 1-866-270-7788. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-270-7788; (ii) on the Funds’ website at https://www.virtus.com and (iii) on the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

Results of 2026 Annual Meeting of Shareholders (Unaudited)
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Diversified Income & Convertible Fund
Virtus Dividend, Interest & Premium Strategy Fund
Virtus Equity & Convertible Income Fund
The Funds held their annual meeting of shareholders on June 1, 2026. Shareholders voted as indicated below:
Virtus Artificial Intelligence & Technology Opportunities Fund (AIO)

Election of Trustees	Votes For	Votes Withheld	Abstain
Donald C. Burke	26,068,695.000	1,450,588.000	0.000
R. Keith Walton	26,096,007.000	1,423,276.000	0.000
Brian T. Zino	26,041,455.000	1,477,828.000	0.000
Ratification of PricewaterhouseCoopers LLP (“PwC”)	26,761,031.000	210,101.000	548,151.000
Based on the foregoing, Messrs. Burke, Walton, and Zino were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were George R. Aylward*, Sarah E. Cogan, F. Ford Drummond, and Connie D. McDaniel. Additionally, PwC has been ratified as the Fund’s independent registered public accounting firm for the current fiscal year.
*Interested Trustee
Virtus Convertible & Income Fund (NCV)

Election of Trustees	Votes For	Votes Withheld	Abstain
George R. Aylward*	20,365,070.239	1,769,310.000	0.000
Sarah E. Cogan	20,363,580.239	1,770,800.000	0.000
R. Keith Walton	20,330,880.239	1,803,500.000	0.000
Ratification of PwC	20,604,462.239	1,153,278.000	376,640.000
Based on the foregoing, Ms. Cogan, and Messrs. Aylward* and Walton were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were Donald C. Burke, F. Ford Drummond, Connie D. McDaniel, and Brian T. Zino. Additionally, PwC has been ratified as the Fund’s independent registered public accounting firm for the current fiscal year.
*Interested Trustee
Virtus Convertible & Income Fund II (NCZ)

Election of Trustees	Votes For	Votes Withheld	Abstain
George R. Aylward*	17,499,402.789	1,457,877.796	0.000
R. Keith Walton	17,464,053.789	1,493,226.796	0.000
Ratification of PwC	17,070,094.789	1,539,762.013	347,423.783
Based on the foregoing, Messrs. Aylward* and Walton were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were Donald C. Burke, Sarah E. Cogan, F. Ford Drummond, Connie D. McDaniel, and Brian T. Zino. Additionally, PwC has been ratified as the Fund’s independent registered public accounting firm for the current fiscal year.
*Interested Trustee

Results of 2026 Annual Meeting of Shareholders (Unaudited) (Continued)
Virtus Diversified Income & Convertible Fund (ACV)

Election of Trustees	Votes For	Votes Withheld	Abstain
George R. Aylward*	8,301,679.490	265,767.000	0.000
F. Ford Drummond	6,619,528.490	1,947,918.000	0.000
R. Keith Walton	8,229,472.490	337,974.000	0.000
Ratification of PwC	8,407,226.490	89,390.000	70,830.000
Based on the foregoing, Messrs. Aylward*, Drummond and Walton were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were Donald C. Burke, Sarah E. Cogan, Connie D. McDaniel, and Brian T. Zino. Additionally, PwC has been ratified as the Fund’s independent registered public accounting firm for the current fiscal year.
*Interested Trustee
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)

Election of Trustees	Votes For	Votes Withheld	Abstain
F. Ford Drummond	77,165,229.296	7,562,128.000	0.000
Sarah E. Cogan	80,559,006.296	4,168,351.000	0.000
R. Keith Walton	80,525,620.296	4,201,737.000	0.000
Ratification of PwC	77,292,274.296	6,820,705.000	614,378.000
Based on the foregoing, Ms. Cogan and Messrs. Drummond and Walton were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were George R. Aylward*, Donald C. Burke, Connie D. McDaniel, and Brian T. Zino. Additionally, PwC has been ratified as the Fund’s independent registered public accounting firm for the current fiscal year.
*Interested Trustee
Virtus Equity & Convertible Income Fund (NIE)

Election of Trustees	Votes For	Votes Withheld	Abstain
F. Ford Drummond	17,715,204.474	5,042,176.000	0.000
R. Keith Walton	21,840,688.474	916,692.000	0.000
Brian T. Zino	21,765,105.474	992,275.000	0.000
Ratification of PwC	22,259,419.474	268,337.000	229,624.000
Based on the foregoing, Messrs. Drummond, Walton, and Zino were re-elected to the Board of Trustees. The Fund’s other Trustees who continued in office were George R. Aylward*, Donald C. Burke, Sarah E. Cogan, and Connie D. McDaniel. Additionally, PwC has been ratified as the Fund’s independent registered public accounting firm for the current fiscal year.
*Interested Trustee

Trustees
Connie D. McDaniel, Chair of the Board of Trustees/Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
F. Ford Drummond
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Adviser
Virtus Investment Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Dechert LLP
45 Fremont Street, 26th Floor
San Francisco, CA 94105
How to Contact Us
Shareholder Services
1-866-270-7788
Website
Virtus.com

Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078

For more information about Virtus Closed-End Funds,
please contact us at 1-866-270-7788 or
closedendfunds@virtus.com, or visit Virtus.com.
807309-26

(b)	Not applicable.

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

On August 10, 2026, the Registrant announced the addition of George Goudelias as a portfolio manager. His biographical information is below. Effective on the same date, Michael E. Yee, David J. Oberto, Ethan Turner, CFA and K. Mathew Axline, CFA were no longer portfolio managers for this Registrant.

George Goudelias, Chief Investment Officer

Chief Investment Officer, Leveraged Finance, Seix Investment Advisors

Industry start date: 1987

Start date as Registrant Portfolio Manager: August 2026

George Goudelias is the chief investment officer of the leveraged finance platform at Seix Investment Advisors (“Seix”), an affiliated manager of Virtus Investment Partners, Inc. (“Virtus”). Mr. Goudelias is responsible for strategic oversight of Seix’s high yield bond portfolio management activities and is the senior portfolio manager of all leveraged loan portfolios.

Mr. Goudelias also serves as a portfolio manager for Virtus Investment Advisers, LLC.

Mr. Goudelias joined Seix in 2001 as head of leveraged finance research and subsequently launched the Leveraged Loan strategy in 2005. His responsibilities have since expanded to include all leveraged loan portfolios and collateralized loan obligations (CLOs). Prior to joining Seix, Mr. Goudelias was a senior high yield research analyst at J.P. Morgan Securities.

Mr. Goudelias earned a B.S. in finance and accounting and an M.B.A. in finance from New York University.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Fund’s Board of Trustees has adopted policies and procedures reasonably designed to address and prevent any such conflicts of interest. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since the portfolio managers generally manage funds and other accounts having similar investment strategies.

The following summarizes information regarding each of the accounts, excluding the Registrant, that were managed by the new Portfolio Manager as of August 31, 2026, including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed(1)	Total Assets (in millions)(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
George Goudelias	Registered Investment Companies:	8	$3,676	0	$0
	Other Pooled Investment Vehicles:	11	$2,424	11	$2,424

	Other Accounts:	1	$31	0	$0

Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with certain of its affiliated investment management firms (collectively, “Virtus”), believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of the compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

•

Incentive Bonus: Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors, and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be payable in RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of funds managed is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.

•

Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health, and other employee benefit plans.

While portfolio managers’ compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Disclosure of Securities Ownership

As of August 31, 2026, beneficial ownership of shares of the Fund by Mr. Goudelias is as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
George Goudelias	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Response not required for semi-annual report.

(b) Response not required for semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.
(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Virtus Convertible & Income Fund II

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date October 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date October 8, 2026

By (Signature and Title)* W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date October 8, 2026

* Print the name and title of each signing officer under his or her signature.